(10.1)





                                                     Execution Copy








                        INDENTURE OF TRUST

                          by and between


                   ATLANTIC AMERICAN CORPORATION


                                and


                       THE BANK OF NEW YORK,

                            as Trustee


                     Dated as of June 1, 1999



                    Relating to the Issuance of
                        $25,000,000 TAXABLE
                    VARIABLE RATE DEMAND BONDS,
                            SERIES 1999

                         TABLE OF CONTENTS



                                                                            Page


                             ARTICLE I

                            DEFINITIONS

Section 1.1  .........................................Defined Terms
      1
Section 1.2...................................Rules of Construction
      13

                            ARTICLE II

                             THE BONDS

Section 2.1..............................Authorized Amount of Bonds
      13
Section 2.2.......................................Issuance of Bonds
      13
Section 2.3.................................Interest Rates on Bonds
      14
Section 2.4........Conversion of Interest Rate Determination Method
      19
Section 2.5..............................................[Reserved]
      21
Section 2.6............................Tender of Bonds for Purchase
      21
Section 2.7....................................Remarketing of Bonds
      24
Section 2.8.............................Delivery of Purchased Bonds
      25
Section 2.9...............................................Execution
      26
Section 2.10..........................Certificate of Authentication
      26
Section 2.11..........................................Form of Bonds
      27
Section 2.12......................................Delivery of Bonds
      27
Section 2.13.............Mutilated, Lost, Stolen or Destroyed Bonds
      30
Section 2.14Exchangeability and Transfer of Bonds; Persons Treated as Owners
      31
Section 2.15......................................Replacement Bonds
      32
Section 2.16...........................................Cancellation
      32
Section 2.17........................................Ratably Secured
      32
Section 2.18.......Redemption of Bonds; Partial Redemption of Bonds
      32
Section 2.19...................................Notice of Redemption
      34
Section 2.20......................................Book Entry System
      35

                            ARTICLE III

     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY;
                          CREDIT FACILITY

Section 3.1Representations, Warranties and Covenants of the Company
      36
Section 3.2...................................Covenant to Pay Bonds
      37
Section 3.3....Covenant to Perform Obligations Under This Indenture
      38
Section 3.4Corporate Existence, Sale of Assets, Consolidation or Merger; Notice
           of Certain Acquisitions of Control....................38
Section 3.5....................................Compliance with Laws
      38
Section 3.6...............................Maintenance of Properties
      38
Section 3.7.......................Payment of Taxes and Other Claims
      39
Section 3.8.........................................Credit Facility
      39

                            ARTICLE IV

                               FUNDS

Section 4.1Establishment and Use of Bond Fund, Current Account and Bond Fund
           Subaccounts...........................................42
Section 4.2......................Establishment and Use Initial Fund
      43
Section 4.3..............................................[Reserved]
      44
Section 4.4.............Establishment and Use of Bond Purchase Fund
      44
Section 4.5................................Deposit of Bond Proceeds
      45
Section 4.6.................................................Records
      45
Section 4.7Investment of Initial Fund, Bond Fund and Bond Purchase Fund Moneys
      46
Section 4.8..............................................[Reserved]
      46
Section 4.9................................Non-presentment of Bonds
      46

                             ARTICLE V

                      DISCHARGE OF INDENTURE

Section 5.1..................................Discharge of Indenture
      47
Section 5.2..........................Provision for Payment of Bonds
      47

                            ARTICLE VI

                  DEFAULT PROVISIONS AND REMEDIES

Section 6.1.......................................Events of Default
      49
Section 6.2............................................Acceleration
      51
Section 6.3.......................Other Remedies; Rights of Holders
      52
Section 6.4Right of Holders and Credit Issuer to Direct Proceedings
      52
Section 6.5...................Discontinuance of Default Proceedings
      53
Section 6.6..................................................Waiver
      53
Section 6.7...................................Application of Moneys
      54
Section 6.8...............................Rights of a Credit Issuer
      55


                            ARTICLE VII

         THE TRUSTEE; THE PAYING AGENT; THE TENDER AGENT;
       THE REGISTRAR; THE UNDERWRITER; THE REMARKETING AGENT

Section 7.1..................................Appointment of Trustee
      55
Section 7.2Compensation and Indemnification of Trustee, Paying Agents, Tender
           Agent and Registrar; Trustee's Prior Claim............57
Section 7.3..............................Intervention in Litigation
      58
Section 7.4.........................Resignation; Successor Trustees
      58
Section 7.5......................................Removal of Trustee
      59
Section 7.6............................................Paying Agent
      59
Section 7.7............................................Tender Agent
      60
Section 7.8Qualifications of Paying Agents and Tender Agent; Resignation;
           Removal; Successors...................................61
Section 7.9..................................Instruments of Holders
      61
Section 7.10...........................Power to Appoint Co-Trustees
      62
Section 7.11......................Underwriters for Additional Bonds
      64
Section 7.12......................................Remarketing Agent
      64
Section 7.13Qualifications of Remarketing Agent; Resignation; Removal
      64
Section 7.14.....................................Several Capacities
      65
Section 7.15Trustee Not Responsible for Duties of Remarketing Agent, Tender
           Agent, Registrar and Paying Agents....................65
Section 7.16Cooperation of the Trustee, the Tender Agent, the Registrar and
           the Paying Agents.....................................65

                           ARTICLE VIII

                AMENDMENTS, SUPPLEMENTAL INDENTURES

Section 8.1.................................Supplemental Indentures
      65
Section 8.2Amendments to Indenture; Consent of Holders and the Credit Issuers
      67
Section 8.3Amendments, Changes and Modifications to a Credit Facility
      67
Section 8.4........................Notice to and Consent of Holders
      68

                            ARTICLE IX

                           MISCELLANEOUS

Section 9.1..............................................[Reserved]
      69
Section 9.2....................................Limitation of Rights
      69
Section 9.3............................................Severability
      69
Section 9.4.................................................Notices
      69
Section 9.5.......................Payments Due on Non-Business Days
      71
Section 9.6..........................................Binding Effect
      71
Section 9.7................................................Captions
      71
Section 9.8...........................................Governing Law
      71
Section 9.9................................Notices to Rating Agency
      71
Section 9.10..............................Execution in Counterparts
      72


EXHIBIT A  Form of Bond
EXHIBIT B  Form of Conversion Notice
EXHIBIT C  Form of Notice of Credit Modification Date
EXHIBIT D  Form of Notice of Mandatory Purchase Date
EXHIBIT E  Form of Notice of Alternate Credit Facility

                        INDENTURE OF TRUST


      THIS INDENTURE OF TRUST (the "Indenture"), dated as of June 1, 1999, is made and entered into by and between ATLANTIC AMERICAN CORPORATION, a Georgia corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee, and its successors and assignees in trust (the "Trustee").


                       W I T N E S S E T H:

      WHEREAS, the Company desires (i) to issue and sell its Taxable Variable Rate Demand Bonds, Series 1999 in the aggregate principal amount of $25,000,000 (the "Series 1999 Bonds"), (ii) to secure payment of the principal and purchase price of and interest on the Series 1999 Bonds with an irrevocable, direct-pay letter of credit (the "Series 1999 Credit Facility") issued by Wachovia Bank, N.A. (in such capacity, the "Series 1999 Credit Issuer"), and (iii) to provide for the issuance of Additional Bonds (as hereinafter defined) of the Company from time to time subject to the terms and conditions set forth in Section 2.12(b) hereof; and

      WHEREAS, the Series 1999 Bonds and the Trustee's certificate of authentication to be endorsed thereon are to be in substantially the form attached hereto as Exhibit A, with appropriate variations, omissions and insertions as are permitted or required by this Indenture;

      NOW, THEREFORE, in consideration of the premises and of the covenants and undertakings herein expressed, the parties hereto agree as follows:


                             ARTICLE I

                            DEFINITIONS

      Section 1.1 Defined Terms. In addition to terms defined elsewhere in this Indenture, the following words and terms as used in this Indenture and the preambles hereto shall have the following meanings unless the context or use clearly indicates another or different meaning or intent.

      "Act of Bankruptcy" means, with respect to any Series of Bonds, any of the following events:

          (i) The Company (or any other Person obligated, as guarantor or otherwise, to make payments on such Series or under a Credit Agreement relating to such Series or an "affiliate" of the Company as defined in Bankruptcy Code ss. 101(2)) shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of the Company (or such other Person) or of all or any substantial part of their respective property, (2) commence a voluntary case under the Bankruptcy Code, or (3) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; or

         (ii) A proceeding or case shall be commenced, without the application or consent of the Company (or any other Person obligated, as guarantor or otherwise, to make payments on such Series or under a Credit Agreement relating to such Series or an "affiliate" of the Company as defined in Bankruptcy Code ss. 101(2)) in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding-up, or composition or adjustment of debts, of the Company (or any such other Person), (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company (or any such other Person) or of all or any substantial part of its property, or (3) similar relief in respect of the Company (or any such other Person) under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts.

      "Additional Bonds" means bonds other than the Series 1999 Bonds issued under this Indenture pursuant to Section 2.12(b).

      "Alternate Credit Facility" means an irrevocable, direct-pay letter of credit delivered to, and accepted by, the Trustee pursuant to Section 3.8(e) in substitution for a Credit Facility then in effect.

      "Alternate Credit Facility Effective Date" has the meaning specified in Section 3.8(e).

      "Alternate Weekly Index" means, as of the date of determination thereof, the rate per annum determined on the basis of the rate for deposits in United States dollars of amounts equal to or comparable to the principal amount of the Bonds to which the Alternate Weekly Index will apply, offered for a term of one month, which rate appears on the display designated as Page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Bankers'
Association for the purpose of displaying London interbank offered rates for United States dollar deposits), determined as of 1:00 p.m., Local Time, on the date of determination, plus 0.10% per annum.

      "Applicable Credit Facility" means, with respect to a Series of Bonds, the Credit Facility securing such Series.

      "Applicable Credit Issuer" means (a) with respect to a Series of Bonds, the issuer of the Credit Facility then in effect securing such Series, and (b) with respect to a Credit Facility, the issuer of such Credit Facility.

      "Applicable Paying Agent" means, with respect to a Series of Bonds, the Paying Agent for such Series.

      "Authorized Denomination" means (i) with respect to the Series 1999 Bonds,
(a) during any Short-Term Rate Period or any Medium-Term Rate Period, $100,000 and integral multiples thereof, and (b) during the Fixed Rate Period, $5,000 and integral multiples thereof; and (ii) with respect to any Series of Additional Bonds, the denominations specified in the supplemental indenture authorizing the issuance of such Series.

      "Bankruptcy Code" means Title 11 of the United States Code, as amended, and any successor statute or statutes having substantially the same function.

      "Beneficial Owner" means the Person in whose name a Bond is recorded as beneficial owner of such Bond by the Securities Depository or a Participant or an Indirect Participant on the records of such Securities Depository, Participant or Indirect Participant, as the case may be, or such Person's subrogee.

      "Bond" or "Bonds" means any Bonds authorized under this Indenture, including the Series 1999 Bonds and any Additional Bonds.

      "Bond  Documents"  means,  collectively,   the  Series  1999  Bonds,  this
Indenture, the Series 1999 Credit Facility, the Series 1999 Credit Agreement, the Purchase Agreement, the Remarketing Agreement and the Official Statement.

      "Bond Fund" means the fund created by Section 4.1.

      "Bond Purchase Fund" means the fund created by Section 4.4.

      "Book Entry System" means a book entry system established and operated for the recordation of Beneficial Owners of the Bonds pursuant to Section 2.20.

      "Business Day" means, with respect to a Series of Bonds, any day on which the offices of the Applicable Credit Issuer at which drawings on the Applicable Credit Facility are made, the Trustee, the Applicable Paying Agent, the Tender Agent, the Registrar and the Remarketing Agent are each open for business and on which The New York Stock Exchange is not closed.

      "Ceiling Rate" means (i) with respect to the Series 1999 Bonds, 12% per annum; and (ii) with respect to any Series of Additional Bonds, the rate per annum set forth in the supplemental indenture authorizing the issuance of such Series.

      "Code"  means the  Internal  Revenue  Code of 1986,  as  amended,  and the
rulings  and  regulations   (including   temporary  and  proposed   regulations)
promulgated thereunder or under the Internal Revenue Code of 1954, as amended.

      "Company" means Atlantic American Corporation, a Georgia corporation, and its successors and assigns.

      "Company   Agent"   shall  have  the  meaning  set  forth  in
Section 7.2.

      "Company Representative" means any one of the persons at the time designated to act on behalf of the Company by written certificate furnished to the Trustee containing the specimen signatures of such persons and signed on behalf of the Company by the President or any Vice President of the Company.

      "Computation Date" means, with respect to a Series of Bonds, (i) the Business Day next preceding the first day of each Interest Period during which such Series bears interest at a Weekly Rate, (ii) the last Business Day of the calendar month next preceding each Interest Period during which such Series bears interest at a Monthly Rate, (iii) the first Business Day of each Flexible Term Rate Period and (iv) a date that is not more than twenty (20) nor less than two (2) days prior to any Conversion Date relating to conversion of such Series to a Long-Term Rate.

      "Conversion Date" means, with respect to a Series of Bonds, (i) each date on which the Interest Rate Determination Method then in effect with respect to such Series is changed to another Interest Rate Determination Method, including a Fixed Rate Conversion Date with respect to such Series, and (ii) each date on which the interest rate borne by such Series is changed from the interest rate applicable during a Medium-Term Rate Period to the interest rate applicable during another Medium-Term Rate Period.

      "Conversion  Notice"  shall  have the  meaning  set  forth in
Section 2.4(a).

      "Counsel" means an attorney, or firm of attorneys, admitted to practice law before the highest court of any state in the United States of America or the District of Columbia.

      "Credit Agreement" means any agreement between the Company and a Credit Issuer relating to a Credit Facility, as such agreement may be amended or supplemented from time to time pursuant to its terms.

      "Credit Facility" means an irrevocable, direct-pay letter of credit issued by a Credit Issuer on the Issue Date of a Series of Bonds in favor of the Trustee, for the account of the Company, which provides security for the payment of certain payments on or with respect to such Series of Bonds as contemplated pursuant to Section 3.8 and, upon acceptance by the Trustee of any Alternate Credit Facility with respect to such Series, such Alternate Credit Facility.

      "Credit Issuer" means the issuer of any Credit Facility, its successors and assigns; provided, however, that in connection with the acceptance of an Alternate Credit Facility that results in the occurrence of a Mandatory Purchase Date for a Series of Bonds, until the occurrence of such Mandatory Purchase Date, "Credit Issuer" shall mean, with respect to such Series, the Applicable Credit Issuer immediately prior to acceptance of such Alternate Credit Facility.

      "Credit Modification Date" means, with respect to a Series of Bonds, either (a) the second Business Day next preceding the date on which the Applicable Credit Facility then in effect is stated to expire (unless extended), or (b) if the Applicable Credit Facility will terminate prior to its stated expiration date on account of the delivery of an Alternate Credit Facility, the proposed Alternate Credit Facility Effective Date with respect to such Alternate Credit Facility, if:

          (i) such Series is then rated by a Rating Agency and (1) the Company fails to deliver to the Trustee, no more than sixty (60) nor less than forty (40) days prior to such stated expiration date or proposed Alternate Credit Facility Effective Date, (a) notice that an Alternate Credit Facility will be delivered to the Trustee with respect to such Series on or prior to the second Business Day preceding such stated expiration date or on or prior to such proposed Alternate Credit Facility Effective Date, and (b) a letter from any Rating Agency then rating such Series stating that such Rating Agency has reviewed the terms of such Alternate Credit Facility and the issuer thereof and that acceptance of the Alternate Credit Facility for the benefit of the Holders will not result in a lowering or elimination of the rating then assigned by such Rating Agency to such Series, (2) the Company delivers such notice and letter but prior to the date such Alternate Credit Facility is to be delivered such Rating Agency revokes such letter, or (3) the Company delivers such notice and letter but such Alternate Credit Facility is not delivered to, and accepted by, the Trustee on or prior to the second Business Day preceding such stated expiration date or on or prior to such proposed Alternate Credit Facility Effective Date; or

           (ii) such Series is not then rated and (1) the Company fails to deliver to the Trustee, not more than sixty (60) nor less than forty (40) days prior to such stated expiration date or proposed Alternate Credit Facility Effective Date, (a) notice that an Alternate Credit Facility will be delivered to the Trustee with respect to such Series on or prior to the second Business Day preceding such stated expiration date or on or prior to such proposed Alternate Credit Facility Effective Date, and (b) written evidence that the issuer of such Alternate Credit Facility is a commercial bank organized and doing business in the United States of America or a branch or agency of a foreign commercial bank located and doing business in the United States of America and subject to regulation by state or federal banking regulatory authorities and that has, as of the date sixty
      (60) days prior to such stated expiration date or proposed Alternate Credit Facility Effective Date (i) senior debt or long-term bank deposits rated by a Rating Agency with a rating at least equivalent to the senior debt or long-term bank deposits of the Applicable Credit Issuer or (ii) outstanding letters of credit or other similar instruments that, when supporting debt obligations, result in such debt obligations being rated by a Rating Agency with a rating at least the equivalent of the ratings assigned to debt obligations supported with letters of credit or other similar instruments or devices issued by such Credit Issuer on the date sixty (60) days prior to such stated expiration date or such proposed Alternate Credit Facility Effective Date or (2) the Company delivers such notice but such Alternate Credit Facility is not delivered to, and accepted by, the Trustee on or prior to the second Business Day preceding such stated expiration date or such proposed Alternate Credit Facility Effective Date.

      "Current Subaccount" means each subaccount so designated within the Bond Fund established pursuant to Section 4.1.

      "Eligible Funds" means, when a Credit Facility is in effect with respect to a Series of Bonds, moneys held by the Trustee or the Applicable Paying Agent under this Indenture which consist of any of the following:

          (i) any moneys if, in the written opinion of Counsel experienced in bankruptcy law matters (which opinion shall be delivered to the Trustee and the Rating Agency, if any, rating such Series at or prior to the time of the deposit of such moneys with the Trustee and shall be in form and substance satisfactory to the Rating Agency, if any, rating such Series), the deposit and use of such moneys with respect to such Series will not constitute an avoidable preferential payment pursuant to Section 547 of the Bankruptcy Code, or an avoidable post-petition transfer pursuant to
      Section 549 of the Bankruptcy Code, recoverable from Holders of the Bonds pursuant to Section 550 of the Bankruptcy Code in the event of an Act of Bankruptcy, and if a Rating Agency is rating such Series, such Rating Agency has confirmed to the Trustee in writing that its rating will not be withdrawn or reduced as a result of using such moneys; or

         (ii) moneys paid by a Credit Issuer to the Trustee under a Credit Facility which are not commingled with any other moneys.

If no Credit Facility is in effect with respect to a Series of Bonds, any moneys held by the Trustee or the Applicable Paying Agent under this Indenture shall constitute "Eligible Funds" with respect to such Series.

      "Event of  Default"  means  any of the  events  specified  in
Section 6.1.

      "Fitch" means Fitch IBCA Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall, with respect to a Series of Bonds, be deemed to refer to any other nationally recognized securities rating agency designated by the Company with the approval of the Remarketing Agent, by notice to the Trustee.

      "Fixed Rate" means, with respect to a Series of Bonds, the Fixed Rate established for such Series in accordance with Section 2.3(g).

      "Fixed Rate Conversion Date" means, with respect to a Series of Bonds, the day on which the Interest Rate Determination Method for such Series shall be converted to a Fixed Rate.

      "Fixed Rate Period" means, with respect to a Series of Bonds, the period from and including the applicable Fixed Rate Conversion Date to and including the date of payment in full of such Series.

      "Flexible Term Rate" means, with respect to the Bonds of a Series, the Flexible Term Rate established for each such Bond in accordance with Section 2.3(e).

      "Flexible Term Rate Period" means, with respect to the Bonds of a Series, any and all periods during which each such Bond bears interest at a Flexible Term Rate, such periods not to be of a duration in excess of 270 days as may be determined by the Remarketing Agent pursuant to Section 2.3(e).

      "Government Obligations" means (i) direct obligations of the United States of America for the full and timely payment of which the full faith and credit of the United States of America is pledged, and (ii) obligations issued by a Person controlled or supervised by and acting as an instrumentality of the United States of America, the full and timely payment of the principal of, premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (i) or (ii) issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, are not subject to redemption prior to maturity at less than par at the option of anyone other than the holder thereof.

      "Holder" means the Person who shall be the registered owner of any Bond.

      "Indenture" means this Indenture of Trust, as the same may be amended or supplemented from time to time as permitted hereby.

      "Indirect Participant" means a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository through a Participant.

      "Initial   Fund"   means  the  fund   created   pursuant   to
Section 4.2.

      "Interest Payment Date" means, with respect to a Series of Bonds, (i) during any Weekly Rate Period or any Monthly Rate Period, each Monthly Interest Payment Date, (ii) during any Medium-Term Rate Period or the Fixed Rate Period, each Semiannual Interest Payment Date, and (iii) during any Flexible Term Rate Period, the first Business Day immediately following the last day of each Flexible Term Rate Period, but only as to Bonds of such Series for which such Flexible Term Rate Period is applicable.

      "Interest Period" means (a) with respect to a Series of Bonds bearing interest at a Weekly Rate, (i) if such Series initially bears interest at a Weekly Rate, the period from and including the Issue Date to and including the next Tuesday, (ii) the period from and including the Conversion Date on which the Interest Rate Determination Method for such Series is changed to the Weekly Rate to and including the next Tuesday, and (iii) in each case, each succeeding period from and including each Wednesday to and including the following Tuesday; and (b) with respect to a Series of Bonds bearing interest at a Monthly Rate,
(i) if such Series initially bears interest at a Monthly Rate, the period from and including the Issue Date to and including the last day of the calendar month in which such Issue Date occurred, (ii) the period from and including the Conversion Date on which the Interest Rate Determination Method for such Series is changed to the Monthly Rate to and including the last day of the calendar month in which such Conversion Date occurred, and (iii) in each case, each succeeding period from and including the first day of each calendar month to and including the last day of such calendar month.

      "Interest  Rate  Determination   Method"  means  any  of  the  methods  of
determining the interest rate on a Series of Bonds described in Section 2.3.

      "Issue Date" means, with respect to a Series of the Bonds, the date on which such Series is delivered to the purchaser or purchasers thereof upon original issuance.

      "Local Time" means eastern time (daylight or standard, as applicable).

      "Long-Term Rate" means either a Medium-Term Rate or the Fixed Rate.

      "Long-Term Rate Period" means either a Medium-Term Rate Period or the Fixed Rate Period.

      "Mandatory Purchase Date" means, with respect to a Series of Bonds (or, in the case of clause (iii) of this sentence, with respect to each Bond of a Series then bearing interest at a Flexible Term Rate), (i) a Conversion Date for such Series (other than Conversion Dates resulting from deemed conversions under Sections 2.3(c), (e) or (f)), (ii) a Credit Modification Date for such Series,
(iii) the day next succeeding the last day of each Flexible Term Rate Period applicable to such Bond, (iv) the fifth Business Day after receipt by the Trustee of a written notice from the Applicable Credit Issuer that an event of default under the Credit Agreement pursuant to which such Credit Issuer issued its Applicable Credit Facility has occurred and is continuing and a written request from such Applicable Credit Issuer that all of the Bonds of such Series be required to be tendered for purchase, or (v) while such Series bears interest at the Weekly Rate or the Monthly Rate, any Business Day designated by the Company, with the consent of the Remarketing Agent and the Applicable Credit Issuer, that could be an Optional Tender Date for the Bonds of such Series.

      "Medium-Term Rate" means, with respect to a Series of Bonds, the interest rate on such Series established from time to time pursuant to Section 2.3(f).

      "Medium-Term Rate Period" means, with respect to a Series of Bonds, any period of not less than 271 days during which such Series bears interest at a Medium-Term Rate.

      "Monthly Interest Payment Date" means the first day of each calendar month.

      "Monthly Rate" means, with respect to a Series of Bonds, the interest rate on such Series established from time to time pursuant to Section 2.3(c).

      "Monthly Rate Period" means, with respect to a Series of Bonds, any period during which such Series bears interest at a Monthly Rate.

      "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall, with respect to a Series of Bonds, be deemed to refer to any other nationally recognized securities rating agency designated by the Company with the approval of the Remarketing Agent, by notice to the Trustee.

      "Official Statement" means the Preliminary Official Statement and the final Official Statement prepared and used in connection with the initial sale of the Series 1999 Bonds on the Issue Date thereof.

      "Optional Tender Date" means, with respect to a Series of Bonds, (i) during any Weekly Rate Period, any Business Day, and (ii) during any Monthly Rate Period, the first Business Day of each Interest Period.

      "Outstanding" means, when used with reference to the Bonds at any date as of which the amount of outstanding Bonds is to be determined, all Bonds that have been authenticated and delivered by the Trustee hereunder, except:

          (i) Bonds canceled or delivered for cancellation at or prior to such date;

         (ii) Bonds deemed to be paid in accordance with Section 5.2;

        (iii) Bonds in lieu of which others have been authenticated under Sections 2.13, 2.14 and 2.15;

         (iv)   Untendered Bonds; and

          (v) For purposes of any consent, request, demand, authorization, direction, notice, waiver or other action to be taken by the Holders of a specified percentage of Outstanding Bonds hereunder, all Bonds held by or for the account of the Company or any affiliate of the Company; provided, however, that for purposes of any such consent, request, demand, authorization, direction, notice, waiver or action the Trustee shall be obligated to consider as not being outstanding only Bonds known by the Trustee by actual notice thereof to be so held; provided, further, that if all of the Bonds of a Series are at any time held by or for the account of the Company or any affiliate of the Company, then such Bonds of such Series shall be deemed to be Outstanding at such time for the purposes of this subparagraph (v).

      "Participant" means a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository.

      "Paying Agent" means (i) with respect to the Series 1999 Bonds, The Bank of New York, and its successors appointed and serving under this Indenture; and
(ii) with respect to any Series of Additional Bonds, the party named as the "Paying Agent" for such Series pursuant to Section 7.6, and its successors appointed and serving under this Indenture.

      "Permitted Investments" means, with respect to a Series of Bonds, any one or more of the following investments, if and to the extent the same are then legal investments under the applicable laws of the State for moneys proposed to be invested therein:

          (i)   Bonds or other obligations of the United States;

         (ii) Bonds or other obligations, the payment of the principal and interest of which is unconditionally guaranteed by the United States;

        (iii) Direct obligations issued by the United States or obligations guaranteed in full as to principal and interest by the United States or repurchase agreements with a qualified depository bank fully collateralized by such obligations, maturing on or before the date when such funds will be required for disbursement;

         (iv) Obligations of state and local government and municipal bond issuers, which are rated investment-grade by either S&P or Moody's or other non-rated obligations of such issuers guaranteed or credit enhanced by a Person whose long-term debt or long-term deposits or other obligations are rated investment-grade by either S&P or Moody's;

          (v) Prime commercial paper rated either "A-1" by S&P or "P-1" by Moody's and, if rated by both, not less than "A-1" by S&P and "P-1" by Moody's;

         (vi) Bankers' acceptances drawn on and accepted by commercial banks;

        (vii) Interests in any money market fund or trust, the investments of which are restricted to obligations described in clauses (i)-(vi) of this definition or obligations determined to be of comparable quality by the board of directors of such fund or trust; and

       (viii) Such other obligations as may at any time hereafter be approved by the Applicable Credit Issuer.

      "Person"  means  any  natural  person,  firm,  partnership,   association,
corporation, limited liability company or public body.

      "Purchase Agreement" means the Bond Purchase Agreement dated July 13, 1999 between the Company and the Underwriter, relating to the initial sale of the Series 1999 Bonds.

      "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to Section 2.6, plus accrued and unpaid interest thereon to the date of purchase.

      "Rate" means any Short-Term Rate or any Long-Term Rate.

      "Rate Period" means any Weekly Rate Period, Monthly Rate Period, Flexible Term Rate Period, Medium-Term Rate Period or Fixed Rate Period.

      "Rating Agency" means Fitch when a Series of Bonds is rated by Fitch, Moody's when a Series of Bonds is rated by Moody's, and S&P when a Series of Bonds is rated by S&P.

      "Record Date" means with respect to each Interest Payment Date (i) during any Short-Term Rate Period, the Trustee's close of business on the Business Day next preceding such Interest Payment Date, and (ii) during any Long-Term Rate Period, the Trustee's close of business on the fifteenth (15th) day of the calendar month next preceding the calendar month during which such Interest Payment Date occurs, regardless of whether such day is a Business Day.

      "Register" means the register of the record owners of Bonds maintained by the Registrar.

      "Registrar" means the Trustee.

      "Remarketing Agent" means Wachovia Securities, Inc. and its successors appointed and serving in such capacity under this Indenture.

      "Remarketing Agreement" means any agreement between the Company and a Remarketing Agent relating to the Bonds, as such agreement may be amended, supplemented or restated from time to time pursuant to its terms.

      "Replacement Bonds" means Bonds issued pursuant to Section 2.15, which Bonds shall contain the terms and provisions specified herein as being applicable to the Bonds following a Mandatory Purchase Date and have excised therefrom the terms and provisions that are not so applicable and added thereto terms that have become applicable.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, its successors and their assigns and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall, with respect to a Series of Bonds, be deemed to refer to any other nationally recognized securities rating agency designated by the Company with the approval of the Remarketing Agent, by notice to the Trustee.

      "Securities Depository" means The Depository Trust Company and any substitute for or successor to such securities depository that shall maintain a Book Entry System with respect to the Bonds.

      "Securities Depository Nominee" means the Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the Register the Bonds to be delivered to such Securities Depository during the continuation with such Securities Depository of participation in its Book Entry System.

      "Semiannual  Interest  Payment  Date"  means each  June 1 and
December 1.

      "Series" means the Series 1999 Bonds and each series of Additional Bonds.

      "Series 1999 Credit Agreement" means, initially, the Credit Agreement pursuant to which the Series 1999 Credit Facility is issued, and upon acceptance by the Trustee of any Alternate Credit Facility securing the Series 1999 Bonds, the Credit Agreement pursuant to which such Alternate Credit Facility is issued.

      "Series 1999 Credit Facility" means, initially, the letter of credit issued by the Series 1999 Credit Issuer on the Issue Date of the Series 1999 Bonds, and upon acceptance by the Trustee of any Alternate Credit Facility securing the Series 1999 Bonds, such Alternate Credit Facility.

      "Series 1999 Credit Issuer" means, initially, Wachovia Bank, N.A., and upon acceptance by the Trustee of any Alternate Credit Facility securing the Series 1999 Bonds, the issuer of such Alternate Credit Facility.

      "Short-Term Rate" means any of the Weekly Rate, the Monthly Rate or the Flexible Term Rate.

      "Short-Term Rate Period" means, with respect to a Series of Bonds, any period during which such Series bears interest at a Short-Term Rate.

      "State" means the State of Georgia.

      "Tender Agent" means Wachovia Bank, N.A., and its successors appointed and serving in such capacity under this Indenture.

      "Tender Agent Agreement" means any certificate or agreement executed by a Tender Agent in connection with such Tender Agent's duties hereunder.

      "Trustee" means The Bank of New York, as trustee hereunder, and any successor trustee appointed under this Indenture.

      "U.C.C." means the Uniform Commercial Code of the State as now in effect or hereafter amended.

      "Underwriter" means (i) with respect to the Series 1999 Bonds, Wachovia Securities, Inc., and (ii) with respect to any Series of Additional Bonds, the Person appointed by the Company to serve as Underwriter for such Series pursuant to Section 7.11.

      "Untendered  Bond"  means any  Untendered  Bond as defined in
Section 2.6(f).

      "Weekly Rate" means, with respect to a Series of Bonds, the interest rate on such Series established pursuant to Section 2.3(b).

      "Weekly Rate Period" means, with respect to a Series of Bonds, any period during which such Series bears interest at a Weekly Rate.

      Section 1.2 Rules of Construction. Unless the context clearly indicates to the contrary, the following rules shall apply to the construction of this
Indenture:

      (a) Words importing the singular number shall include the plural number and vice versa.

      (b)  The  table  of  contents,   captions  and  headings  herein  are  for
convenience of reference only and shall not constitute a part of this Indenture nor shall they affect its meaning, construction or effect.

      (c) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

      (d) All references in this Indenture to particular Articles or Sections are references to Articles or Sections of this Indenture, unless otherwise indicated.


                            ARTICLE II

                             THE BONDS

      Section 2.1 Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Series 1999 Bonds that may be issued and outstanding hereunder is expressly limited to $25,000,000, subject to the provisions of Sections 2.13, 2.14 and 2.15. The Company may issue Additional Bonds pursuant to
Section 2.12(b). The total principal amount of Bonds and the number of Series of Bonds that may be issued hereunder are not limited.

      Section 2.2    Issuance of Bonds.

      (a) The Series 1999 Bonds shall be designated "Atlantic American Corporation Taxable Variable Rate Demand Bonds, Series 1999." The form of Bond attached as Exhibit A to this Indenture shall be the form of Series 1999 Bond referred to herein. The Series 1999 Bonds shall bear interest from the Issue Date thereof, until paid, at the rates set forth in Section 2.3 (computed on the basis of a 360-day year for the actual days elapsed during any Short-Term Rate Period (calculated by multiplying the principal amount of Bonds by the interest rate, dividing that sum by 360, and multiplying that amount by the actual days elapsed) and a 360-day year of twelve 30-day months during any Long-Term Rate Period), and shall mature, unless sooner paid, on June 1, 2009, on which date all unpaid principal, redemption premium, if any, and interest on the Series 1999 Bonds shall be due and payable.

      (b) The Bonds of each Series shall be issued as fully registered bonds without coupons in Authorized Denominations. The Bonds of each Series shall be numbered from R-1 upwards bearing numbers not then contemporaneously outstanding (in order of issuance) according to the records of the Registrar.

      The Bonds of each Series shall be dated the Issue Date thereof. Interest on each of the Bonds shall be computed from the Interest Payment Date to which interest has been paid or duly provided for next preceding the date of authentication thereof, unless (a) such date of authentication shall be prior to the first Interest Payment Date, in which case interest shall be computed from the Issue Date thereof, or (b) such date of authentication shall be an Interest Payment Date to which interest on such Bond has been paid in full or duly provided for, in which case interest shall be computed from such date of authentication; provided, however, that if interest on the Bonds shall be in default, Bonds issued in exchange for Bonds surrendered for registration of transfer or exchange shall bear interest from the last date to which interest has been paid or duly provided for on the Bonds or, if no interest has been paid or duly provided for on the Bonds, from the Issue Date thereof.

      The principal of, redemption premium, if any, and the interest on the Bonds shall be payable in lawful currency of the United States. The principal of and redemption premium, if any, on a Series of Bonds shall be payable at the principal office of the Applicable Paying Agent upon presentation and surrender of the Bonds. Payments of interest on the Bonds will be mailed to the persons in whose names the Bonds are registered on the Register at the close of business on the Record Date next preceding each Interest Payment Date; provided that, prior to the Fixed Rate Conversion Date for a Series of Bonds, any Holder of a Bond or Bonds of such Series in an aggregate principal amount of not less than $250,000 may, by prior written instructions filed with the Applicable Paying Agent (which instructions shall remain in effect until revoked by subsequent written instructions), instruct that interest payments for any period prior to the Fixed Rate Conversion Date be made by wire transfer to an account in the continental United States or other means acceptable to such Paying Agent.

      Section 2.3    Interest Rates on Bonds.

      (a) Initial Rate - General. Each of the Bonds shall bear interest as provided herein from its Issue Date to the date that such Bond is paid in full. Interest accrued on the Bonds of a Series (or the applicable portion of the Bonds of a Series if the Bonds of such Series bear interest at a Flexible Term
Rate) shall be paid on each Interest Payment Date for such Series (or, if such day is not a Business Day, the next succeeding Business Day) commencing (i) with respect to the Series 1999 Bonds, on July 1, 1999, and (ii) with respect to any Series of Additional Bonds, on the date set forth as the initial Interest Payment Date in the supplemental indenture authorizing the issuance of such Series. The interest rate for a Series of Bonds will be determined as provided in this Section except that no rate shall exceed the lesser of (i) the Ceiling Rate applicable to such Series or (ii) the maximum rate permitted by applicable law. The Ceiling Rate applicable to a Series of Bonds may be increased to a rate not to exceed the maximum rate permitted by applicable law by execution and delivery of a supplemental indenture, if the interest component of the Applicable Credit Facility is increased on or prior to the effective date of such supplemental indenture by recalculating the amount of such interest component using the increased Ceiling Rate and the number of days coverage then provided for in the Applicable Credit Facility. The Series 1999 Bonds shall initially bear interest at a Weekly Rate from the Issue Date thereof until the date on which the Interest Rate Determination Method for such Bonds is changed as described in Section 2.4. Such Weekly Rate for the initial Interest Period for the Series 1999 Bonds shall be determined by the Underwriter for such Series on the Issue Date thereof in the manner set forth in Section 2.3(b) with respect to subsequent Interest Periods. Thereafter, during any Weekly Rate Period for a Series of Bonds, the Remarketing Agent will determine a Weekly Rate for such Series in accordance with Section 2.3(b).

      Notwithstanding anything herein to the contrary, each Interest Rate Determination Method in effect for a Series of Bonds from time to time shall continue in effect until the date on which the Interest Rate Determination Method for such Series is changed as described in Section 2.3(c), (e) or (f) or
Section 2.4. Series of Bonds issued hereunder may bear interest using the same or different Interest Rate Determination Methods; provided, however, all Bonds of the same Series must bear interest using the same Interest Rate Determination Method, as such Interest Rate Determination Method may be changed from time to time as described in Section 2.3(c), (e) or (f) or Section 2.4.

      (b) Weekly Rate. During any Weekly Rate Period in effect for a Series of Bonds, all Bonds of such Series will bear interest at the Weekly Rate. During any Weekly Rate Period for a Series of Bonds, the Remarketing Agent will determine the Weekly Rate for the applicable Interest Period by 4:00 p.m., Local Time, on the applicable Computation Date. Each Weekly Rate shall be the rate of interest that, if borne by such Bonds, would, in the judgment of the Remarketing Agent, having due regard for the prevailing financial market conditions for bonds or other securities that are comparable as to credit and maturity (or comparable with respect to optional tender provisions) with the credit and maturity or the optional tender provisions of such Bonds, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to place such Bonds at a price of par (plus accrued interest, if any) on the first Business Day of such Interest Period; provided, that, if for any reason the Weekly Rate for any Interest Period is not established as aforesaid by the Remarketing Agent, no Remarketing Agent shall be serving as such hereunder or the rate so established is held to be invalid or unenforceable with respect to any Interest Period, then the Weekly Rate for such Interest Period shall be 100% of the Alternate Weekly Index on the date such interest rate was (or would have been) determined as provided above. The Remarketing Agent (or if no Remarketing Agent is serving as such hereunder, the Trustee) shall notify the Company immediately by telephone if the Alternate Weekly Index is applicable, with written notice to follow promptly. In connection with any change in the Interest Rate Determination Method for a Series of Bonds to a Weekly Rate pursuant to Section 2.3(c), (e) or (f) or Section 2.4(a), the initial Weekly Rate for such Series shall be determined as provided above on the applicable Computation Date.

      (c) Monthly Rate. During any Monthly Rate Period in effect for a Series of Bonds, all Bonds of such Series will bear interest at the Monthly Rate. During any Monthly Rate Period in effect for a Series of Bonds, the Remarketing Agent will determine a Monthly Rate by 4:00 p.m., Local Time, on the applicable Computation Date. Each Monthly Rate shall be the rate of interest which, if borne by such Bonds, would, in the judgment of the Remarketing Agent, having due regard for the prevailing financial market conditions for bonds or other securities that are comparable as to credit and maturity (or comparable with respect to optional tender provisions) with the credit and maturity or the optional tender provisions of such Bonds, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to place such Bonds at a price of par (plus accrued interest, if any) on the first Business Day of such Interest Period; provided that, if for any reason the Monthly Rate for any Interest Period is not established as aforesaid by the Remarketing Agent, no Remarketing Agent shall be serving as such hereunder or the rate so established is held to be invalid or unenforceable with respect to any Interest Period, then the Interest Rate Determination Method with respect to such Series of Bonds shall be deemed to have converted to the Weekly Rate on the date such interest rate was (or would have been) determined as provided above. The Remarketing Agent (or if no Remarketing Agent is serving as such hereunder, the Trustee) shall notify the Company, the Trustee and the Applicable Paying Agent immediately by telephone if such a conversion is deemed to have occurred, with written notice to follow promptly. In connection with any change in the Interest Rate Determination Method for a Series of Bonds to a Monthly Rate pursuant to Section 2.4(a), the initial Monthly Rate for such Series shall be determined as provided above on the applicable Computation Date.

      (d)  [Reserved].

      (e) Flexible Term Rate. During any Flexible Term Rate Period for the Bonds of a Series, each of the Bonds of such Series will bear interest at a Flexible Term Rate. During any Flexible Term Rate Period for the Bonds of a Series, the Remarketing Agent will determine the Flexible Term Rate and Flexible Term Rate Period to be applicable to each Bond of such Series by 1:00 p.m., Local Time, on the applicable Computation Date. For each Flexible Term Rate Bond, the Flexible Term Rate Period shall be the period which would, in the judgment of the Remarketing Agent, having due regard to prevailing financial market conditions for securities of the same general nature as such Bond which are comparable as to credit and maturity (or period for tender) with the credit and maturity of such Bond, ultimately produce the lowest overall net interest cost on such Bond to maturity. No Flexible Term Rate Period applicable to any Bond of a Series may
(A) be less than one or more than 270 days in length, (B) extend beyond any scheduled Mandatory Purchase Date or the final maturity date of the Bonds of such Series, or (C) end on a day preceding a non-Business Day. The Remarketing Agent may assign different Flexible Term Rate Periods to different Flexible Term Rate Bonds. For each Flexible Term Rate Bond, the Flexible Term Rate shall be the rate of interest which, if borne by such Bond for its applicable Flexible Term Rate Period, would, in the judgment of the Remarketing Agent, having due regard for the prevailing financial market conditions for securities of the same general nature as such Bond which are comparable as to credit and maturity (or period for tender) with the credit and maturity of such Bond, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to place such Bond at a price of par (plus accrued interest, if any) on the first Business Day of such Flexible Term Rate Period. If for any reason the applicable rate is not established as aforesaid by the Remarketing Agent, no Remarketing Agent shall be serving as such hereunder or the rate so established is held to be invalid or unenforceable, then the Interest Rate Determination Method with respect to such Series of Bonds shall be deemed to have converted to the Weekly Rate on the date such interest rate was (or would have been) determined as provided above. The Remarketing Agent (or if no Remarketing Agent is serving as such hereunder, the Trustee) shall notify the Company, the Trustee and the Applicable Paying Agent immediately by telephone if such a conversion is deemed to have occurred, with written notice to follow promptly. In connection with any change in the Interest Rate Determination Method for a Series of Bonds to a Flexible Term Rate pursuant to Section 2.4, the initial Flexible Term Rate and Flexible Term Rate Period for each Bond of such Series shall be determined as provided above on the applicable Computation Date.

      (f) Medium-Term Rate. During any Medium-Term Rate Period in effect for a Series of Bonds, all Bonds of such Series shall bear interest at the Medium-Term Rate. The interest rate to be borne by such Bonds from the applicable Conversion Date to the last day of the applicable Medium-Term Rate Period shall be the rate determined by the Remarketing Agent on the applicable Computation Date to be the rate which, if borne by such Bonds would, in the judgment of the Remarketing Agent having due regard for prevailing market conditions for bonds or other securities that are comparable to such Bonds, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to place such Bonds at a price of par (plus accrued interest, if any) on the applicable Conversion Date. If for any reason the applicable rate is not established as aforesaid by the Remarketing Agent, no Remarketing Agent shall be serving as such hereunder or the rate so established is held to be invalid or unenforceable, then the Interest Rate Determination Method with respect to such Series of Bonds shall be deemed to have converted to the Weekly Rate on the date such interest rate was (or would have been) determined as provided above. The Remarketing Agent (or if no Remarketing Agent is serving as such hereunder, the Trustee) shall notify the Company, the Trustee and the Applicable Paying Agent immediately by telephone if such a conversion is deemed to have occurred, with written notice to follow promptly.

      On the Computation Date with respect to a Medium-Term Rate, the Remarketing Agent shall determine the applicable Medium-Term Rate Period. Each Medium-Term Rate Period with respect to a Series of Bonds shall be at least 271 days and shall end no later than the date of maturity of the Bonds of such Series or, if earlier, on a day immediately preceding a Business Day. If the Remarketing Agent fails to determine any Medium-Term Rate Period for a Series or the Medium-Term Rate Period so established for a Series is held to be invalid or unenforceable, the Medium-Term Rate Period with respect to such Series shall be
(i) if the Interest Rate Determination Method in effect for such Series immediately prior to such Conversion Date was a Medium-Term Rate, the shorter of
(a) the period equal to the Medium-Term Rate Period for such Medium-Term Rate (provided, however, that if the last day of such period would not be a day immediately preceding a Business Day, such period shall be extended to the next succeeding day that is a day immediately preceding a Business Day) and (b) the remaining maturity of the Bonds of such Series, or (ii) if the Interest Rate Determination Method in effect with respect to such Series immediately prior to such Conversion Date was not a Medium-Term Rate, the shorter of (a) the period ending on the first date that is a day immediately preceding a Business Day and is at least 271 days after the Conversion Date and (b) the remaining maturity of the Bonds of such Series.

      If requested in the Conversion Notice by the Company changing the Interest Rate Determination Method for a Series of Bonds to a Medium-Term Rate, the Remarketing Agent may also determine on the Computation Date redemption premiums with respect to such Series of Bonds, different from those set forth in Section
2.18 (or, in the case of any Series of Additional Bonds, different from those set forth in the supplemental indenture authorizing the issuance of such Series), for optional redemption of the Bonds of such Series during the Medium-Term Rate Period. These redemption premiums shall be consistent with the prevailing market conditions, in the reasonable judgment of the Remarketing Agent.

      (g) Fixed Rate. During any Fixed Rate Period in effect for a Series of Bonds, all Bonds of such Series shall bear interest at the Fixed Rate established for such Series under this Section 2.3(g). The interest rate to be borne by such Bonds from the applicable Fixed Rate Conversion Date to the date of payment in full of such Bonds shall be the rate determined by the Remarketing Agent on the applicable Computation Date to be the rate which, if borne by such Bonds would, in the judgment of the Remarketing Agent having due regard for the prevailing market conditions for bonds or other securities that are comparable to such Bonds, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to place such Bonds at a price of par (plus accrued interest, if any) on the applicable Fixed Rate Conversion Date. If for any reason the Fixed Rate is not established as aforesaid by the Remarketing Agent or no Remarketing Agent shall be serving as such hereunder, then the provisions of the last paragraph of Section 2.4(e) shall apply; if the Fixed Rate established by the Remarketing Agent is held to be invalid or unenforceable, the interest rate to be borne by such Bonds from the applicable Fixed Rate Conversion Date to the date of payment in full of such Bonds shall be determined by the Remarketing Agent based on the criteria in the preceding sentence and avoiding the cause of invalidity or unenforceability.

      If requested in the Conversion Notice by the Company changing the Interest Rate Determination Method for a Series of Bonds to a Fixed Rate, the Remarketing Agent may also determine on the Computation Date redemption premiums with respect to such Series, different from those set forth in Section 2.18 (or, in the case of any Series of Additional Bonds, different from those set forth in the supplemental indenture authorizing the issuance of such Series), for optional redemption of the Bonds of such Series during the Fixed Rate Period. These redemption premiums shall be consistent with the prevailing market conditions, in the reasonable judgment of the Remarketing Agent.

      (h) Notice of Rates and Deemed Conversions. Promptly following the determination of any Rate for a Series of Bonds, the Remarketing Agent shall give notice thereof to the Trustee, the Company and the Applicable Paying Agent. Promptly upon receipt from the Remarketing Agent of any Medium-Term Rate or Fixed Rate for a Series of Bonds, the Applicable Paying Agent shall give each Holder of Bonds of such Series notice of the new Rate. Any Holder or Beneficial Owner may obtain any Rate on or after the applicable Computation Date upon request to the Remarketing Agent. Promptly upon receipt from the Remarketing Agent or the Trustee of notice of any deemed conversion of a Series of Bonds to the Weekly Rate under this Section, the Applicable Paying Agent shall give each Holder of Bonds of such Series, the Applicable Credit Issuer, and the Rating Agency, if any, then rating such Series notice of the deemed conversion.

      (i) Determination of Rate Conclusive. The determination of any Rate for a Series by the Remarketing Agent in accordance with the terms of this Indenture shall be conclusive and binding upon the Company, the Trustee, the Applicable Paying Agent, the Tender Agent, the Remarketing Agent and the Holders or Beneficial Owners of such Series.

      (j) No Liability. In determining the interest rate or rates that a Series of Bonds shall bear as provided in this Section, the Remarketing Agent shall have no liability to the Company, the Trustee, the Tender Agent, the Applicable Paying Agent, the Registrar, the Applicable Credit Issuer or any Holder or Beneficial Owner of any of the Bonds of such Series, except for its gross negligence or willful misconduct.

      Section 2.4    Conversion  of Interest  Rate  Determination
Method.

      (a) Conversion Notice. The Interest Rate Determination Method for a Series of Bonds may be changed under this Section from any Short-Term Rate or a Medium-Term Rate to any other Interest Rate Determination Method or from a Medium-Term Rate to a new Medium-Term Rate on any Conversion Date by the Company giving written notice of such change (a "Conversion Notice") to the Remarketing Agent and the Trustee with a copy to the Tender Agent, the Applicable Paying Agent, the Rating Agency, if any, rating such Series and the Applicable Credit Issuer. The Conversion Notice must be received by the Remarketing Agent and the Trustee at least forty (40) days prior to the proposed Conversion Date.

      Each Conversion Notice shall state (i) the Series of Bonds to which such Conversion Notice applies, (ii) that the Company elects to change the Interest Rate Determination Method for such Series to a new Interest Rate Determination Method, or from the interest rate applicable during a Medium-Term Rate Period to a new interest rate during a new Medium-Term Rate Period, (iii) the proposed Conversion Date, (iv) the Interest Rate Determination Method to be in effect for such Series from and after such Conversion Date, (v) the terms of the Credit Facility to be in effect for such Series from and after such Conversion Date, and (vi) if a Long-Term Rate is to be in effect for such Series from and after such Conversion Date, and if redemption premiums different from those set forth in Section 2.18 (or, in the case of any Series of Additional Bonds, different from those set forth in the supplemental indenture authorizing the issuance of such Series) are to be applicable as described in Section 2.3(f) and (g), the redemption premiums to be applicable during such Long-Term Rate Period.

      (b)  [Reserved].

      (c) Conversion Date. If the Interest Rate Determination Method for a Series of Bonds prior to a Conversion Date under this Section is:

          (i) a Weekly Rate or a Monthly Rate, the Conversion Date must be the first Business Day of an Interest Period;

         (ii) a Flexible Term Rate, the Conversion Date for a change to another Interest Rate Determination Method must be the first Business Day immediately following the last Interest Payment Date during the Flexible Term Rate Period, such Interest Payment Date to be determined at the time the Conversion Notice is received by the Remarketing Agent; or

        (iii) a Medium-Term Rate, the Conversion Date must be the day next succeeding the last day of the Medium-Term Rate Period.

      (d) Notice of Conversions to Holders. The Trustee shall give written notice of a Conversion Date to the Holders of the Series to which such Conversion Date applies, which notice shall be in substantially the form attached to this Indenture as Exhibit B, appropriately completed, and shall be sent by first-class mail, postage prepaid, at least thirty (30) days prior to the Conversion Date.

      (e) Failure or Revocation of Conversion. If an Event of Default shall have occurred and be continuing hereunder, the Interest Rate Determination Method for a Series of Bonds shall not be changed on the Conversion Date and the Trustee shall immediately notify by telephone the Applicable Credit Issuer, the Remarketing Agent, the Applicable Paying Agent and the Tender Agent that the Interest Rate Determination Method for such Series shall not be changed on the Conversion Date.

      Notwithstanding any other provision in this Indenture to the contrary, no conversion of the Interest Rate Determination Method for a Series of Bonds to the Fixed Rate shall occur if the Company, not later than 10:00 a.m., Local Time, on the Business Day immediately preceding the applicable Computation Date, directs the Remarketing Agent not to change the Interest Rate Determination Method for such Series to the Fixed Rate by written notice, with a copy to the Trustee, the Applicable Paying Agent, the Tender Agent, the Remarketing Agent and the Applicable Credit Issuer.

      If a proposed conversion of the Interest Rate Determination Method for a Series of Bonds is canceled pursuant to the provisions of the two preceding paragraphs, all Bonds of such Series shall nevertheless be deemed to have been tendered for purchase on the Conversion Date and shall be purchased on the Conversion Date. The Bonds of such Series shall continue to bear interest in accordance with the Interest Rate Determination Method in effect with respect to such Series prior to the Conversion Date and, in the case of a proposed change from a Medium-Term Rate, for a Medium-Term Rate Period ending on the first day that is a day immediately preceding a Business Day and that occurs on or after the day that is the same number of days after the proposed Conversion Date as the number of days in the immediately preceding Medium-Term Rate Period (but in no event later than the maturity of the Bonds of such Series); provided, however, that the rate of interest that such Series will bear shall be determined on the Conversion Date.

      (f) Failure to Mail Certain Notices. Failure to mail the notice described in subsection (d), or any defect therein, shall not affect the validity of any interest rate or change in the Interest Rate Determination Method for a Series of Bonds or the requirement that such Bonds be tendered pursuant to Section 2.6(e) or extend the period for tendering any of such Bonds for purchase, and the Trustee shall not be liable to any Holder by reason of its failure to mail such notice or any defect therein.

      (g) Credit Facility Requirements Upon Conversion to Flexible Term Rate or Long-Term Rate. The Interest Rate Determination Method for a Series of Bonds shall not be changed to the Flexible Term Rate unless the Credit Facility to be in effect for such Series immediately following such conversion provides for drawings with respect to the interest component thereunder to pay at least 271 days of interest on such Bonds at the applicable Ceiling Rate. The Interest Rate Determination Method for a Series of Bonds may not be converted to a Long-Term Rate unless the Credit Facility to be in effect for such Series immediately following such conversion provides for drawings with respect to the interest component thereunder to pay 210 days of interest on such Bonds at the applicable Ceiling Rate and for drawings with respect to premium to pay the maximum premium due in connection with an optional redemption of such Bonds. If one or more ratings for such Series is to be maintained after a conversion to the Flexible Term Rate or a Long-Term Rate, the Trustee and the Remarketing Agent must receive, prior to the effective date of such conversion, written confirmation from each Rating Agency rating such Series that such rating will not be reduced or withdrawn.

      Section 2.5    [Reserved].

      Section 2.6    Tender of Bonds for Purchase.

      (a) Optional Tender During Weekly Rate Period or Monthly Rate Period. During any Weekly Rate Period or Monthly Rate Period in effect for a Series of Bonds, the Holders of the Bonds of such Series shall have the right to tender any such Bond (or portion thereof in an Authorized Denomination, provided that any Bond or portion thereof remaining is also in an Authorized Denomination), for purchase on any Optional Tender Date, but only upon:

          (i) delivery to the Remarketing Agent at its principal office, not later than 4:00 p.m., Local Time, on or before the seventh (7th) day (or on the immediately preceding Business Day, if such seventh (7th) day is not a Business Day) next preceding such Optional Tender Date, of an irrevocable written, telephonic (followed, if requested by the Remarketing Agent, by written or facsimile confirmation delivered to the Remarketing Agent no later than the close of business on the next succeeding Business
      Day), facsimile or telegraphic notice (with a written or facsimile copy to the Tender Agent) stating (1) that such Holder will tender for purchase all or any portion of his/her Bonds in an Authorized Denomination and the amount of Bonds to be tendered and (2) the Optional Tender Date on which such Bonds will be tendered; and

         (ii) delivery of such Bond (with an appropriate instrument of transfer duly executed in blank) to the Tender Agent at its principal office at or prior to 10:00 a.m., Local Time, on such Optional Tender Date; provided, however, that no Bond (or portion thereof) shall be purchased unless such Bond as delivered to the Tender Agent shall conform in all respects to the description thereof in the aforesaid notice.

      (b)  [Reserved].

      (c) Election to Tender Irrevocable. Any election of a Holder to tender Bonds for purchase on an Optional Tender Date in accordance with subsection (a) above shall be irrevocable and shall be binding on the Holder making such election and on any transferee of such Holder.

      (d) Notices. The Remarketing Agent shall give the Tender Agent prompt notice by telephone of receipt of any tender notice received by it in accordance with paragraph (i) of subsection (a) above. Upon the receipt of any such notice, the Tender Agent shall promptly notify the Trustee, the Applicable Paying Agent and the Applicable Credit Issuer by telephone.

      (e) Mandatory Purchase on Mandatory Purchase Date. On any Mandatory Purchase Date for a Series of Bonds, all Bonds of such Series (or the applicable portion of the Bonds of such Series during any Flexible Term Rate Period) shall be subject to mandatory tender for purchase at the Purchase Price thereof. Notwithstanding the preceding sentence, there shall be no purchase pursuant to this subsection of Bonds to be redeemed on the Mandatory Purchase Date, nor of Bonds issued in exchange for or upon the registration of transfer of Bonds to be redeemed on the Mandatory Purchase Date. Holders of Bonds subject to mandatory tender shall tender such Bonds to the Tender Agent by 10:00 a.m., Local Time, on each Mandatory Purchase Date.

      (f) Bonds Deemed Tendered. If (i) with respect to a Mandatory Purchase Date, a Holder fails to deliver Bonds subject to mandatory tender to the Tender Agent on or before the Mandatory Purchase Date, or (ii) with respect to an Optional Tender Date, a Holder gives notice pursuant to Section 2.6(a) to the Remarketing Agent and thereafter fails to deliver such Bonds (or portion thereof) to the Tender Agent, as required, then such Bond (or portion thereof), that is not delivered to the Tender Agent, shall be deemed to have been properly tendered (such Bond being hereinafter referred to as an "Untendered Bond") and, to the extent that there shall be on deposit with the Applicable Paying Agent on the date purchase thereof is required as provided herein an amount sufficient to pay the Purchase Price thereof, such Untendered Bond shall cease to constitute or represent a right to payment of principal or interest thereon and shall constitute and represent only the right to the payment of the Purchase Price payable on such date.

      (g) Source of Funds for Purchase of Bonds. On each Optional Tender Date and each Mandatory Purchase Date there shall be purchased (but solely from funds set forth below) the Bonds (or portions thereof) of a Series, tendered (or deemed tendered) to the Tender Agent for purchase in accordance with this section at the applicable Purchase Price. Funds for the payment of the Purchase Price for Bonds (or portions thereof) of a Series shall be paid by the Applicable Paying Agent solely from the following sources and in the following order of priority:

          (i) proceeds of the remarketing of Bonds of such Series (or portions thereof) pursuant to Section 2.7 that have been transferred to such Paying Agent pursuant to said Section;

         (ii) moneys  drawn under the  Applicable  Credit  Facility  pursuant to
      Section 3.8(a)(ii);

        (iii) moneys from the account relating to such Series within the Bond Purchase Fund constituting Eligible Funds, if any, under clause (i) of the definition of Eligible Funds that have been transferred to such Paying Agent pursuant to Section 4.4; and

         (iv) any other moneys furnished by or on behalf of the Company for purchase of Bonds of such Series.

Bonds (or portions thereof) purchased as provided above shall be delivered as provided in Section 2.8.

      (h) Notice of Mandatory Purchase Date. With respect to a Series of Bonds, not less than thirty (30) days prior to each Mandatory Purchase Date for such Series occurring as a result of a Credit Modification Date or at the Company's direction, and not less than three (3) days prior to each Mandatory Purchase Date occurring at the Applicable Credit Issuer's direction, the Trustee shall give written notice of such Mandatory Purchase Date to the Remarketing Agent, the Tender Agent, the Applicable Paying Agent and, by first-class mail, postage prepaid, the Holders of the Bonds of such Series, which notice shall be in substantially the form of Exhibits C or D hereto, as the case may be, appropriately completed. Failure to mail such notice or any defect therein shall not affect the rights or obligations of Holders and the Trustee shall not be liable to any Holder by reason of its failure to mail such notice or any defect therein. With respect to a Mandatory Purchase Date that is a Conversion Date with respect to any Series of Bonds, the Trustee shall provide notice to the Holders of the Bonds of such Series as set forth in Section 2.4(d). With respect to a Mandatory Purchase Date that is the day next succeeding the last day of each Flexible Term Rate Period, no notice of mandatory tender will be sent to the Holders.

      (i) Purchase Notice. If the Bonds are held in a Book Entry System, a purchase notice pursuant to Section 2.6(a)(i) may be delivered by a Beneficial Owner. Such purchase notice must be delivered as set forth in Section 2.6(a)(i) and must state that such Beneficial Owner will cause its beneficial interest (or portion thereof in an Authorized Denomination) to be tendered, the Series and amount of such interest to be tendered, the Optional Tender Date on which such interest will be tendered and the identity of the Participant through which the Beneficial Owner maintains its interest. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Bonds being tendered transferred to the Tender Agent at or prior to 10:00 a.m., on the Optional Tender Date, but need not otherwise comply with
Section 2.6(a)(ii).

      Section 2.7    Remarketing of Bonds.

      (a) Best Efforts to Place Bonds. The Remarketing Agent shall use its best efforts to place Bonds of a Series (or portions thereof) at a price of par plus accrued interest, if any, on each date that such Bonds (or portions thereof) are required to be purchased pursuant to Section 2.6 and if such Bonds are not placed on such date (such Bonds being hereinafter referred to as "Unremarketed Bonds"), the Remarketing Agent shall continue to use its best efforts to place such Unremarketed Bonds at a price of par plus accrued interest, if any. By 12:00 noon, Local Time, on the Business Day prior to each date that the Bonds (or portions thereof) are required to be purchased pursuant to Section 2.6, the Remarketing Agent shall give initial notice by telephone (promptly confirmed by telecopy) of the principal amount of the Bonds of a Series for which it has arranged placement, together with the principal amount of the Bonds of such Series, if any (and such other particulars with respect thereto as the Trustee or Tender Agent may deem necessary), for which it has not arranged placement, to the Trustee, the Tender Agent, the Company, the Applicable Credit Issuer and the Applicable Paying Agent.

      Such initial notice shall be confirmed by telephone notice by 9:00 a.m., Local Time, on the date that such Bonds are to be purchased (such notice to be promptly confirmed in writing) of the amount of Bonds of a Series not remarketed and the information necessary to enable the Trustee to prepare new Bond certificates with respect to the Bonds that were remarketed. By 9:30 a.m., Local Time, the Remarketing Agent shall transfer to the Applicable Paying Agent the proceeds of the remarketing of such Bonds. By 10:30 a.m., Local Time, the Applicable Paying Agent shall notify the Trustee of the amount of remarketing proceeds it received from the Remarketing Agent.

      Notwithstanding anything herein to the contrary, Bonds may be remarketed only at a price of par.

      (b) Draws on Credit Facility. In the event that moneys from the source described in Section 2.6(g)(i) are insufficient to pay the Purchase Price of Bonds of a Series that are tendered or deemed tendered on an Optional Tender Date or a Mandatory Purchase Date, the Trustee shall, by 11:00 a.m., Local Time, on such Optional Tender Date or Mandatory Purchase Date, take all action required to cause the Purchase Price of each such Bond, to the extent not available from the source described in Section 2.6(g)(i), to be paid from the Applicable Credit Facility. In the event the Purchase Price of Bonds of a Series is paid from the Applicable Credit Facility as described herein, and the Company does not reimburse the Applicable Credit Issuer for such Purchase Price, upon the remarketing of such Bonds as described in Section 2.7(a), the Applicable Paying Agent shall deliver the proceeds of the remarketing of such Bonds to the Applicable Credit Issuer.

      (c) No Remarketing During Default. The Remarketing Agent shall not be required to remarket any Bonds pursuant to this Section if it has actual knowledge that an Event of Default shall have occurred and be continuing hereunder or if the Remarketing Agent determines, in its sole discretion, that the remarketing of the Bonds would be unlawful or would be likely to result in the imposition of liability or damages against the Remarketing Agent, any Paying Agent, the Tender Agent, the Trustee, any Credit Issuer, or the Company.

      (d) Remarketing to Company. If a Credit Facility is then in effect with respect to a Series of Bonds, the Remarketing Agent shall not remarket any Bonds to (i) the Company, (ii) any other Person obligated (as guarantor or otherwise) to make payments on such Series or under any Credit Agreement relating to such Series, or (iii) an "affiliate" of the Company as defined in Bankruptcy Code ss. 101(2) (if the Remarketing Agent has actual knowledge that such Person is an "affiliate" at the time of such remarketing), pursuant to this Section prior to the expiration or earlier termination of the Applicable Credit Facility unless, prior to such remarketing, the Trustee, the Rating Agency, if any, rating such Series, and the Remarketing Agent shall have received an unqualified opinion of Counsel experienced in bankruptcy law matters to the effect that such remarketing would not result in a preferential payment pursuant to the provisions of Section 547 of the Bankruptcy Code recoverable from Holders of the Bonds of such Series pursuant to Section 550 of the Bankruptcy Code in the event of an Act of Bankruptcy, and if a Rating Agency is rating such Series, such Rating Agency has confirmed to the Trustee in writing that its rating will not be withdrawn or reduced as a result of such remarketing.

      (e) Notice to Proposed Purchasers of Bonds. The Remarketing Agent will give any Person to whom Bonds are proposed to be remarketed written notice of any Mandatory Purchase Date, acceleration of maturity of Bonds or redemption of Bonds, notice of which has been given to Holders of the Bonds of the same Series as that of the Bonds proposed to be remarketed, prior to remarketing such Bonds to such Person.

      (f) No Remarketing Under Certain Conditions. Notwithstanding anything to the contrary herein provided, the Bonds of a Series shall not be remarketed unless a Credit Facility providing for the payment of the principal of, premium, if any, and interest on, and Purchase Price of, the Bonds of such Series will be in effect following the remarketing of such Bonds. Notwithstanding anything to the contrary herein provided, the Bonds of a Series shall not be remarketed following a Mandatory Purchase Date for such Series occurring at the Applicable Credit Issuer's direction unless and until the Remarketing Agent has received the consent of such Applicable Credit Issuer to such remarketing.

      Section 2.8 Delivery of Purchased Bonds. Bonds (or portions thereof) purchased pursuant to Section 2.6 shall be delivered as follows:

      (a) Bonds Purchased from Remarketing Proceeds. Bonds purchased with moneys described in Section 2.6(g)(i) shall be delivered to the purchasers thereof upon receipt of payment therefor. Prior to such delivery the Registrar shall provide for registration of transfer to the Holders, as provided in a written notice from the Remarketing Agent.

      (b) Bonds Purchased from Draws Under Credit Facility. Bonds (or portions thereof) purchased with moneys drawn under a Credit Facility shall be surrendered to the Trustee for registration of transfer to the Company and upon such registration of transfer, the Bonds issued in respect thereof shall be (i) delivered to and held by the Trustee for the account of the Company, and no such Bond shall be released, pledged or otherwise transferred or disposed of until the Trustee shall have received written notice from the Applicable Credit Issuer that the amounts so drawn under such Credit Facility, together with interest thereon, if any, due pursuant to any applicable Credit Agreement, have been reimbursed to such Credit Issuer and that the amount so drawn under such Credit Facility with respect to such Bonds has been, or upon such release will be, correspondingly and fully reinstated, and thereupon shall be delivered to, or in accordance with the written direction of, the Company or (ii) if required pursuant to any Credit Agreement, issued to a pledge agent for the account of the Applicable Credit Issuer as pledgee of such Bonds and no such Bond shall be released, pledged or otherwise transferred or disposed of until the Trustee shall have received written notice from such Credit Issuer that the amounts so drawn under such Credit Facility, together with interest thereon, if any, due pursuant to any Credit Agreement, have been reimbursed to such Credit Issuer and that the amount so drawn under such Credit Facility with respect to such Bonds has been, or upon such release will be, correspondingly and fully reinstated.

      (c) Bonds Purchased with Other Moneys. Bonds (or portions thereof) purchased with any other moneys pursuant to Section 2.6(g) shall be delivered to the Trustee (i) for cancellation and shall be canceled, or (ii) if the Company requests, for registration of transfer to the Company.

      (d) During Book Entry System. Notwithstanding anything herein to the contrary, so long as the Bonds are held under the Book Entry System, Bonds will not be delivered as set forth in (a) - (c) above; rather, transfers of beneficial ownership and pledges of the Bonds to the persons indicated above will be effected on the books of the Securities Depository and its Participants pursuant to its rules and procedures.

      Section 2.9 Execution. The Bonds shall be executed on behalf of the Company by the manual or facsimile signature of the President or a Vice President of the Company and attested by the manual or facsimile signature of the Secretary or Assistant Secretary of the Company and shall have impressed or imprinted thereon the seal (or a facsimile thereof), if any, of the Company.

      In case an officer of the Company whose manual or facsimile signature shall appear on the Bonds shall cease to be an officer of the Company before the delivery of such Bonds, such manual or facsimile signatures shall nevertheless be valid and sufficient for all purposes.

      Section 2.10 Certificate of Authentication. No Bonds shall be secured hereby or entitled to the benefit hereof or shall be or become valid or obligatory for any purpose unless there shall be endorsed thereon a certificate of authentication, substantially in the form as set forth in the form of Bond referred to in Section 2.11, executed by an authorized signatory of the Trustee; and such certificate on any Bond issued by the Company shall be conclusive evidence and the only competent evidence that it has been duly authenticated and delivered hereunder.

      Section 2.11   Form of Bonds.

      (a) The Series 1999 Bonds, the Trustee's certificate of authentication to be endorsed on such Series and the form of assignment shall be in substantially the form set forth as Exhibit A hereto, with such appropriate variations, omissions, substitutions and insertions as are permitted or required hereby or are required by law and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may be required to comply with any applicable laws or rules or regulations, or as may, consistent herewith, be determined by the officers of the Company executing such Bonds, as evidenced by their execution of the Bonds. Any Series of Additional Bonds shall be in substantially the form set forth in Exhibit A hereto, with such appropriate variations, omissions, substitutions and insertions as are permitted or required under the supplemental indenture authorizing the issuance of such Series.

      (b) The Bonds shall be in either typewritten or printed form, as the Company shall direct, with approval of the Trustee; provided that any expenses, including but not limited to expenses of printing, incurred in connection therewith shall be paid by the Company.

      (c) On and after any Mandatory Purchase Date occurring with respect to a Series of Bonds, Bonds of such Series authenticated and delivered hereunder shall have omitted from the text thereof such provisions contained in the form of the Bonds set forth as Exhibit A hereto as are not applicable to such Bonds on and after such date or shall include such provisions as will become applicable after such date including, without limitation, any reference to entitlement to any benefit of a Credit Facility, if then in effect, and any redemption provisions made applicable as a result of the occurrence of a Conversion Date relating to a conversion to a Long-Term Rate.

      Section 2.12   Delivery of Bonds.

      (a) Series 1999 Bonds. Upon the execution and delivery hereof, the Company shall execute the Series 1999 Bonds and deliver them to the Trustee, and the Trustee shall authenticate the Series 1999 Bonds and deliver them to such purchaser or purchasers as shall be directed in writing by the Company as hereinafter in this Section provided.

      Prior to the direction by the Company to the Trustee to deliver any of the Series 1999 Bonds there shall be filed with the Trustee:

          (i) A certified copy of all resolutions adopted and proceedings had by the Company authorizing execution of the Indenture and the issuance of the Series 1999 Bonds;

         (ii) An original executed counterpart of this Indenture, the Purchase Agreement and the Remarketing
      Agreement;

        (iii) An original executed counterpart of the Series 1999 Credit Agreement and the original executed Series 1999 Credit Facility;

         (iv) An opinion of Counsel for the Company to the effect that (A) the Series 1999 Bonds, this Indenture, the Purchase Agreement, the Remarketing Agreement and the Series 1999 Credit Agreement have been duly authorized, executed and delivered by the Company and are legal, valid and binding agreements of the Company, (B) the Bonds are exempt from registration pursuant to the Securities Act of 1933, as amended, and this Indenture is exempt from qualification as an indenture pursuant to the Trust Indenture Act of 1939, as amended, and (C) that nothing has come to the attention of Counsel for the Company which would lead them to believe that the information concerning the Company contained in the Official Statement or incorporated by reference therein contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (v) An opinion of Counsel for the Series 1999 Credit Issuer, addressed to the Company, the Remarketing Agent, the Trustee and the Paying Agent for such Series to the effect that the Series 1999 Credit Facility has been duly executed and delivered by such Credit Issuer and is a legal, valid and binding obligation of such Credit Issuer or, if the Series 1999 Credit Facility is issued by a branch or agency of a foreign commercial bank, to the effect that the Series 1999 Credit Facility is the legal, valid and binding obligation of such branch or agency and there shall also be delivered an opinion of Counsel licensed to practice law in the jurisdiction in which the main office of such bank is located, satisfactory to the Trustee, to the effect that the Series 1999 Credit Facility has been duly executed and delivered by such branch or agency and is the legal, valid and binding obligation of such bank; and

         (vi) A request and authorization to the Trustee on behalf of the Company and signed by a duly authorized officer of the Company directing the Trustee to authenticate and deliver the Series 1999 Bonds in such specified denominations as permitted herein to the initial purchaser or purchasers upon payment to the Trustee, but for the account of the Company, of a specified sum of money.

      Upon receipt of the foregoing, the Trustee shall authenticate and deliver the Series 1999 Bonds as provided above.

      (b) Additional Bonds. So long as no Event of Default hereunder has occurred and is continuing, the Company may issue Additional Bonds in one or more Series. Upon the execution and delivery of a supplemental indenture authorizing the issuance of a Series of Additional Bonds, the Company shall execute and deliver to the Trustee, and the Trustee shall authenticate, such Additional Bonds and deliver them to such purchaser or purchasers as shall be directed in writing by the Company as hereinafter provided.

      Prior to the direction by the Company to the Trustee to deliver a Series of Additional Bonds, there shall be filed with the Trustee:

          (i) An original executed counterpart of a supplemental indenture executed by the Company:

                (A) establishing such Series and the principal amount of the Additional Bonds to be issued thereunder;

                (B) establishing the final maturity date for such Series and the times and prices, if any, at which such Bonds shall be subject to mandatory sinking fund redemption;

                (C) establishing the authorized denominations of such Series;

                (D) specifying the initial Interest Rate Determination Method to be in effect with respect to such Series;

                (E) specifying the initial Interest Payment Date for such Series;

                (F) establishing the Ceiling Rate for such Series;

                (G) designating the Paying Agent for such Series;

                (H) establishing accounts or subaccounts within the Bond Fund, the Initial Fund and the Bond Purchase Fund for such Series and authorizing the Trustee to disburse the proceeds of such Series deposited in the Initial Fund to the Company or to such other Person or Persons specified therein and specifying any conditions to such disbursement; and

                (I) setting forth any other terms and conditions to the issuance of such Series;

         (ii) A certified copy of all resolutions adopted and proceedings had by the Company authorizing execution of the supplemental indenture referred to in (i) above and the issuance of such Series;

        (iii) An original executed counterpart of an agreement between the Company and the Underwriter for such Series, which shall be in form and substance satisfactory to the Trustee and the Remarketing Agent, providing for the initial sale of such Series and the determination of the Rate for the initial Interest Period for such Series;

         (iv) An original executed counterpart of the Credit Agreement relating to such Series and the original executed Credit Facility for such Series;

          (v) A certificate signed by an officer of the Company satisfactory to the Trustee and the Remarketing Agent to the effect that no Event of Default under this Indenture is then existing or will result from the issuance of such Series;

         (vi) An opinion of Counsel for the Company to the effect that the Additional Bonds of such Series, the supplemental indenture authorizing such Series, the placement agreement for such Series, the Remarketing Agreement and the Credit Agreement for such Series have been duly authorized, executed and delivered by the Company and are legal, valid and binding agreements of the Company, (B) the Additional Bonds of such Series are exempt from registration pursuant to the Securities Act of 1933, as amended, and the supplemental indenture authorizing such Series is exempt from qualification as an indenture pursuant to the Trust Indenture Act of 1939, as amended, and (C) that nothing has come to the attention of Counsel for the Company which would lead them to believe that the information concerning the Company contained in the official statement prepared in connection with the sale of the Additional Bonds of such Series or incorporated by reference therein contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (vii) An opinion of Counsel for the Applicable Credit Issuer, addressed to the Company, the Remarketing Agent, the Trustee and the Paying Agent for such Series to the effect that such Credit Facility has been duly executed and delivered by such Credit Issuer and is a legal, valid and binding obligation of such Credit Issuer or, if such Credit Facility is issued by a branch or agency of a foreign commercial bank, to the effect that such Credit Facility is the legal, valid and binding obligation of such branch or agency and there shall also be delivered an opinion of Counsel licensed to practice law in the jurisdiction in which the main office of such bank is located, satisfactory to the Trustee, to the effect that such Credit Facility has been duly executed and delivered by such branch or agency and is the legal, valid and binding obligation of such bank; and

       (viii) A request and authorization to the Trustee on behalf of the Company and signed by a duly authorized officer of the Company directing the Trustee to authenticate and deliver such Series in such specified denominations as permitted under the supplemental indenture to the initial purchaser or purchasers upon payment to the Trustee, but for the account of the Company, of a specified sum of money, which sum shall be paid over to the Trustee and deposited to the credit of the Initial Fund.

      Upon receipt of the foregoing, the Trustee shall authenticate and deliver the Series of Additional Bonds as provided above.

      Section 2.13 Mutilated, Lost, Stolen or Destroyed Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Company may execute and the Trustee may authenticate and deliver a new Bond of the same Series, maturity, interest rate, principal amount and tenor in lieu of and in substitution for the Bond mutilated, lost, stolen or destroyed; provided, that there shall be first furnished to the Trustee evidence satisfactory to it and the Company of the ownership of such Bond and of such loss, theft or destruction (or, in the case of a mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee), together with indemnity satisfactory to the Trustee and the Company and compliance with such other reasonable regulations as the Company and the Trustee may prescribe. If any such Bond shall have matured or a redemption date pertaining thereto shall have passed, instead of issuing a new Bond the Company may pay the same without surrender thereof. The Company and the Trustee may charge the Holder of such Bond with their reasonable fees and expenses in this connection.

      Section 2.14 Exchangeability and Transfer of Bonds; Persons Treated as Owners. Books for the registration of the Bonds and for the registration of transfer of the Bonds as provided herein shall be kept by the Registrar.

      Any Holder of a Bond, in person or by his/her duly authorized attorney, may transfer title to his/her Bond on the Register upon surrender thereof at the principal office of the Trustee, and by providing the Registrar with a written instrument of transfer (in substantially the form of assignment attached to the Bond) executed by the Holder or his/her duly authorized attorney, and thereupon, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds of the same Series, aggregate principal amount and tenor as the Bond surrendered (or for which transfer of registration has been effected) and of any Authorized Denomination or Authorized Denominations.

      Bonds may be exchanged upon surrender thereof at the principal office of the Registrar with a written instrument of transfer satisfactory to the Registrar executed by the Holder or such Holder's attorney duly authorized in writing, for an equal aggregate principal amount of Bonds of the same Series and tenor as the Bonds being exchanged and of any Authorized Denomination or Authorized Denominations. The Company shall execute and the Trustee shall authenticate and deliver Bonds that the Holder making the exchange is entitled to receive, bearing numbers not contemporaneously then outstanding with respect to such Series.

      Such registrations of transfer or exchanges of Bonds shall be without charge to the Holders of such Bonds, but any taxes or other governmental charges required to be paid with respect to the same shall be paid by the Holder of the Bond requesting such registration of transfer or exchange as a condition precedent to the exercise of such privilege. Any service charge made by the Registrar for any such registration of transfer or exchange and all reasonable expenses of the Trustee shall be paid by the Company.

      The Registrar shall not register any transfer of any Bond, except pursuant to a tender of Bonds on an Optional Tender Date or a Mandatory Purchase Date, after notice calling such Bond (or portion thereof) for redemption has been given and prior to such redemption, except in the case of any Bond to be redeemed in part, the portion thereof not to be redeemed. In connection with any such transfer pursuant to a tender of Bonds on an Optional Tender Date or a Mandatory Purchase Date, the Registrar shall deliver to the transferee a copy of the applicable notice of redemption.

      The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of either principal or interest shall be made only to or upon the order of the registered owner thereof or his/her duly authorized attorney, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

      All Bonds issued upon any registration of transfer or exchange of Bonds shall be legal, valid and binding obligations of the Company, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

      Notwithstanding the foregoing, for so long as the Bonds are held under the Book Entry System, transfers of beneficial ownership will be effected pursuant to rules and procedures established by the Securities Depository.

      Section 2.15 Replacement Bonds. Except when the Bonds are held in the Book Entry System, the Company shall execute and the Trustee shall authenticate and deliver Replacement Bonds to replace Untendered Bonds. Any such Replacement Bond shall be executed and authenticated as provided in this Indenture. The Company shall bear all expenses in connection with the preparation and delivery of the Replacement Bonds.

      Section 2.16 Cancellation. All Bonds that have been surrendered to the Registrar pursuant to Sections 2.13, 2.14 or 2.15 of this Indenture or for the purpose of purchase upon an Optional Tender Date or a Mandatory Purchase Date, or for payment upon maturity or redemption prior to maturity, shall be canceled and destroyed by the Registrar and a certificate of destruction shall be delivered to the Company.

      Section 2.17 Ratably Secured. All Bonds of a Series issued hereunder are and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication, delivery or maturity of the Bonds of such Series so that subject as aforesaid, all Bonds of such Series at any time Outstanding shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same, or any of them, shall actually be disposed of at such date, or whether they, or any of them, shall be disposed of at some future date. Notwithstanding the foregoing, any Bond of a Series that is registered in the name of the Company or held or required to be held by the Trustee or any pledge agent under a pledge agreement pursuant to
Section 2.8 shall not be entitled to any benefit of the Applicable Credit Facility.

      Section 2.18   Redemption  of Bonds;  Partial  Redemption of
Bonds.

      (a) Optional Redemption. Bonds of a Series then bearing interest at a Weekly Rate are subject to redemption, at the direction of the Company, in whole on any Business Day or in part on any Interest Payment Date for such Bonds, at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date.

      Bonds of a Series then bearing interest at a Monthly Rate are subject to redemption, at the direction of the Company, in whole on the first Business Day of any calendar month or in part on any Interest Payment Date for such Bonds, at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date.

      Bonds of a Series then bearing interest at a Flexible Term Rate are subject to redemption, at the direction of the Company, in whole or in part on any Interest Payment Date applicable to the Bonds to be redeemed, at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date.

      Bonds of a Series then bearing interest at a Long-Term Rate are subject to redemption, at the direction of the Company, in whole or in part on any Interest Payment Date for such Bonds occurring on or after the First Day of Redemption Period for such Bonds as described below, at a redemption price equal to the principal amount of the Bonds to be redeemed, plus a redemption premium (expressed as a percentage of principal amount) plus accrued interest thereon to the redemption date as follows, provided, however, if a Credit Facility is then in effect with respect to such Bonds, such redemption premium shall be paid only from Eligible Funds described in clause (i) of the definition of Eligible Funds on deposit in the Bond Fund, unless such Credit Facility provides for payment of such premium:

Length of Long-Term
 Rate Period From
  Conversion Date
       Until         First Day of        Redemption Premium as a
End of Rate Period    Redemption     Percentage of Principal Amount
  (Expressed in         Period                  of Bonds
      Years)


More than 7 5th 2% declining by 1% every year Anniversary of after the 5th Anniversary of the Conversion Date Conversion Date until reaching
                             0%, and thereafter 0%.

More than 5 but     4th             1% declining by 1% to 0% the
not more than 7     Anniversary of  first year after the 4th
                    Conversion Date  Anniversary  of the  Conversion  Date,  and
                            thereafter 0%.

5 or less           Bonds not         N/A
                    redeemable
                    pursuant to
                    this paragraph.

      The above premiums may be changed for the Bonds of any Series upon the conversion of such Bonds to a Long-Term Rate in accordance with the provisions of Section 2.3(f) and (g). The above premiums may also be changed, with respect to any Series of Additional Bonds, to the extent provided in the supplemental indenture delivered pursuant to Section 2.12(b) authorizing the issuance of such Additional Bonds.

      (b)  [Reserved].

      (c)  [Reserved].

      (d) Mandatory Sinking Fund Redemption. The Series 1999 Bonds shall not be subject to mandatory sinking fund redemption prior to their final maturity. A Series of Additional Bonds shall be subject to mandatory sinking fund redemption to the extent and subject to such related provisions, if any, set forth in the supplemental indenture authorizing the issuance of such Series.

      (e) Selection of Bonds to be Redeemed. If less than all the Outstanding Bonds of a Series shall be called for redemption, the Registrar or, if the Bonds are held in the Book Entry System, the Securities Depository shall first select and call for redemption Bonds of such Series held by the Trustee or a pledge agent for the account of the Company and pledged to the Credit Issuer for such Series as contemplated in Section 2.8(b). If, following such selection, additional Bonds of such Series must be selected and called for redemption, the Registrar or, if the Bonds are held in the Book Entry System, the Securities Depository shall select or arrange for the selection, in such manner as it shall deem fair and equitable and pursuant to its rules and procedures, the Bonds of such Series, in Authorized Denominations, provided that any Bond or portion thereof remaining Outstanding shall be in an Authorized Denomination. If there shall be called for redemption less than the principal amount of a Bond, the Company shall execute and the Trustee shall authenticate and deliver, upon surrender of such Bond, without charge to the Holder thereof in exchange for the unredeemed principal amount of such Bond at the option of such Holder, Bonds of like Series in any of the Authorized Denominations or, if the Bonds are held in the Book Entry System, the Securities Depository shall, acting pursuant to its rules and procedures, reflect in said system the partial redemption and the Trustee shall (i) either exchange the Bond or Bonds held by the Securities Depository for a new Bond or Bonds of like Series in the appropriate principal amount, if such Bond is presented to the Trustee by the Securities Depository, or (ii) obtain from the Securities Depository a written confirmation of the reduction in the principal amount of the Bonds of such Series held by such Securities Depository.

      Section 2.19 Notice of Redemption. The Company shall exercise its option to direct the redemption of Bonds by giving written notice to the Remarketing Agent, the Trustee, the Applicable Paying Agent and the Applicable Credit Issuer, not less than forty-five (45) days prior to the date selected for redemption. To exercise any optional redemption of Bonds of a Series pursuant to
Section 2.18(a) so long as a Credit Facility is in effect with respect to such Series, then at least one day before the Trustee is to give notice of such redemption, the Trustee must have received written consent from the Applicable Credit Issuer to a draw on such Credit Facility in the amount of such redemption price if moneys in the Bond Fund constituting Eligible Funds under clause (i) of the definition of Eligible Funds will not be available to reimburse the Applicable Credit Issuer for such drawing on the date of such redemption. If the Applicable Credit Issuer does not consent to a drawing for an optional redemption of Bonds of a Series pursuant to Section 2.18(a), the Trustee may condition such call for redemption upon the deposit with the Trustee of sufficient Eligible Funds on or prior to the date selected for redemption to reimburse the Applicable Credit Issuer for such drawing or to retire the Bonds to be redeemed if the Applicable Credit Issuer fails to honor such drawing, and if sufficient Eligible Funds are not so available on the date selected for redemption, such call for redemption shall be revoked. Notice of redemption shall be mailed by the Trustee by first-class mail, postage prepaid, at least thirty (30) days before the redemption date to each Holder of the Bonds of such Series to be redeemed in whole or in part at his/her last address appearing on the Register, but no defect in or failure to give such notice of redemption shall affect the validity of the redemption. A notice of optional redemption shall describe whether and the conditions under which the call for redemption shall be revoked. All Bonds properly called for redemption will cease to bear interest on the date fixed for redemption, provided Eligible Funds for their redemption have been duly deposited with the Trustee and, thereafter, the Holders of such Bonds called for redemption shall have no rights in respect thereof except to receive payment of the redemption price from the Trustee and a new Bond for any portion not redeemed.

      Section 2.20 Book Entry System. Bonds shall be initially issued pursuant to a Book Entry System administered by the Securities Depository with no physical distribution of Bond certificates to be made except as provided in this Section. Any provision of this Indenture or the Bonds requiring physical delivery of the Bonds shall, with respect to any Bonds held under the Book Entry System, be deemed to be satisfied by a notation on the Register maintained by the Registrar that such Bonds are subject to the Book Entry System.

      So long as a Book Entry System is being used, one Bond in the aggregate principal amount of each Series issued hereunder and registered in the name of the Securities Depository Nominee will be issued and deposited with the Securities Depository and held in its custody. The Book Entry System will be maintained by the Securities Depository and the Participants and Indirect
Participants and will evidence beneficial ownership of the Bonds in Authorized Denominations, with registration of transfers of ownership effected on the records of the Securities Depository, the Participants and the Indirect Participants pursuant to rules and procedures established by the Securities Depository, the Participants and the Indirect Participants. The principal of, interest and any premium on each Bond shall be payable to the Securities Depository Nominee or any other person appearing on the Register as the registered Holder of such Bond or his/her registered assigns or legal representative at the principal office of the Registrar. So long as the Book Entry System is in effect, the Securities Depository will be recognized as the Holder of the Bonds for all purposes (except as provided in Section 2.6(i)). Transfer of principal, interest and any premium payments or notices to Participants and Indirect Participants will be the responsibility of the Securities Depository, and transfer of principal, interest and any premium payments or notices to Beneficial Owners will be the responsibility of the Participants and the Indirect Participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Securities Depository, the Participants or the Indirect Participants. While the Securities Depository Nominee or the Securities Depository, as the case may be, is the registered owner of the Bonds, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the Bonds shall be made to the Securities Depository Nominee or the Securities Depository, as the case may be, by wire transfer in immediately available funds to the account of said Holder as may be specified in the Register maintained by the Registrar or by such other method of payment as the Trustee may determine to be necessary or advisable with the concurrence of the Securities Depository.

      If (i) the Securities Depository determines not to continue to administer a Book Entry System for the Bonds, or (ii) the Remarketing Agent, with the consent of the Trustee, elects to remove the Securities Depository, then the Remarketing Agent, with the consent of the Trustee, may appoint a new Securities Depository. The Remarketing Agent may elect to remove the Securities Depository at any time.

      If (i) the Securities Depository determines not to continue to administer a Book Entry System for the Bonds or has been removed and the Remarketing Agent fails to appoint a new Securities Depository, or (ii) the Remarketing Agent, with the consent of the Trustee, determines that continuation of a Book Entry System of evidence and transfer of ownership of the Bonds would adversely affect the interests of the Beneficial Owners, the Book Entry System will be discontinued, in which case the Trustee will deliver replacement Bonds in the form of fully registered certificates in Authorized Denominations in exchange for the Outstanding Bonds as required by the Trustee and the Beneficial Owners.


                            ARTICLE III

     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY;
                          CREDIT FACILITY

      Section 3.1    Representations,  Warranties and Covenants of
the  Company.   The  Company   hereby   represents,   warrants  and
covenants that:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has legal authority to enter into and to perform the agreements and covenants on its part contained in the Bond Documents to which it is a party, and has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party.

      (b) The issuance of the Bonds, the execution and delivery of the Bond Documents to which it is a party, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions hereof do not and will not violate, conflict with or constitute a breach of or default under or require any consent (except for such consents and approvals as have heretofore been obtained) pursuant to the Articles of Incorporation or Bylaws of the Company, any law or regulation of the United States or the State (other than federal and state securities laws requiring registration of the Bonds) or, to the best knowledge of the Company, of any other jurisdiction presently applicable to the Company, any order of any court, regulatory body or arbitral tribunal or any agreement or instrument to which the Company is a party or by which it or any of its property is bound.

      (c) Assuming due authorization, execution and delivery by the other parties thereto and due registration and filing under federal and state securities laws or due exemption from any such requirements, when executed and delivered, the Bond Documents to which the Company is a party will be the valid and binding obligations or agreements of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and the application of general principles of equity.

      (d) There is no action, suit or proceeding, or, to the knowledge of the Company, any investigation, at law or in equity, or before or by any court, public board or body or other governmental authority, pending or, to the knowledge of the Company, threatened against or affecting the Company which, if determined adversely to the Company, would materially and adversely affect the condition (financial or otherwise) of the Company or the legality, validity or enforceability of, or the Company's ability to perform its obligations under, any of the Bond Documents (other than the Credit Agreements).

      (e) The Company has filed all federal, state and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due, unless the failure to file such returns or make such payments could not reasonably be expected to materially adversely affect the ability of the Company to perform its obligations under any of the Bond
Documents. No controversy in respect of additional income taxes, state or federal, of the Company is pending or, to the knowledge of the Company, threatened which has not heretofore been disclosed in writing to the Trustee and which, if adversely determined, would materially and adversely affect the transactions contemplated by, the validity of, or the ability of the Company to perform its obligations under, any of the Bond Documents (other than the Credit Agreements).

      (f) No approval, consent or authorization of, or registration, declaration or filing (other than registration and filing under federal and state securities laws) with, any governmental or public body or authority is required in connection with the valid execution, delivery and performance by the Company of the Bond Documents to which it is a party which has not heretofore been obtained.

      (g) The Company will cause the proceeds of the Series 1999 Bonds to be used for general corporate purposes.

      All of the above representations, warranties and covenants shall survive the execution of this Indenture, the issuance of the Series 1999 Bonds and the issuance of any Series of Additional Bonds.

      Section 3.2 Covenant to Pay Bonds. The Company covenants that it will promptly pay the principal of, premium, if any, and interest on and Purchase Price of the Bonds at the places, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof. The obligation of the Company to make the payments required under the Bonds shall be absolute and unconditional. The Company will pay without abatement, diminution or deduction (whether for taxes or otherwise) all such amounts regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Company may have or assert against the Trustee or any Holder.

      Section 3.3 Covenant to Perform Obligations Under This Indenture. The Company covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds executed and delivered hereunder and in all proceedings of the Company pertaining thereto and will faithfully observe and perform at all times any and all covenants, undertakings, stipulations and provisions of this Indenture on its part to be observed or performed.

      Section 3.4    Corporate   Existence,   Sale  of   Assets,
Consolidation  or  Merger;  Notice  of  Certain  Acquisitions  of
Control.

      (a) Unless the Trustee consents in writing, the Company will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not enter into any transaction of merger or consolidation except where the Company is the surviving corporation; provided, however, that if a Credit Facility is in effect with respect to every Series, the Company may take such action if it is permitted by the terms of each Credit Agreement or consented to by each Credit Issuer.

      (b) With respect to each Series of Bonds, the Company hereby covenants to provide or cause to be provided written notice to the Trustee, the Remarketing Agent, and the Holders of such Series thirty days prior, where reasonable, and not more than thirty days subsequent to the consummation of any transaction that would result in the Company controlling or being controlled by the Applicable Credit Issuer. The Company acknowledges that the foregoing sentence supercedes any exemptions from the continuing disclosure requirement pursuant to Rule 15c2-12(b)(5) of the Securities and Exchange Act of 1934.

      Section 3.5 Compliance with Laws. The Company shall comply in all material respects with all applicable laws, regulations and other valid requirements of any regulatory authority with respect to its operations unless the failure to comply could not reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under any of the Bonds or the Bond Documents.

      Section 3.6 Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, unless the failure to maintain its properties could not reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under any of the Bonds or the Bond Documents; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is (i) in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders or (ii) if a Credit Facility is in effect with respect to every Series, permitted by the terms of each Credit Agreement or consented to by each Credit Issuer.

      Section 3.7 Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, unless the failure to pay any such taxes or claims could not reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under any of the Bonds or the Bond Documents; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      Section 3.8    Credit Facility.

      (a) Draws on Credit Facility. Except with respect to Bonds of a Series registered in the name of the Company, or held or required to be held by the Trustee or any pledge agent under a pledge agreement pursuant to Section 2.8 (which Bonds shall not be entitled to any benefit of the Applicable Credit Facility) at any time a Credit Facility is in effect with respect to a Series of Bonds (i) the Trustee shall draw moneys under such Credit Facility to the extent necessary to make timely payments of principal, premium, if any (if such Credit Facility provides for payment of such premium), and interest on such Series, in accordance with Section 4.1, (ii) the Trustee shall draw moneys, in accordance with Section 2.7, under such Credit Facility to the extent available in accordance with the terms of such Credit Facility in order to effect the purchase of Bonds of such Series (or portions thereof in Authorized Denominations) on a Mandatory Purchase Date or an Optional Tender Date, and
(iii) upon declaration of acceleration of the Bonds of such Series, the Trustee shall draw on such Credit Facility to the extent available in an amount equal to the unpaid principal of and accrued interest on the Bonds of such Series. Notwithstanding anything in this Indenture to the contrary, no Credit Facility shall be drawn upon for the payment of principal of, premium, if any, interest on or the Purchase Price of any Bonds except for Bonds of the Series secured by such Credit Facility. With respect to a Series of Bonds, the Applicable Paying Agent shall promptly provide notice to the Trustee of any failure to pay principal of, premium, if any, or interest on such Series or the Purchase Price thereof.

      (b) Reduction of Credit Facility. Upon any redemption or defeasance of any Bonds of a Series or upon cancellation of any Bonds of a Series upon purchase thereof as contemplated by Section 2.8, the Trustee shall send notice to the Applicable Credit Issuer to reduce the amount available to be drawn on the Applicable Credit Facility (with written notice of the same to the Company) and the Trustee shall, upon request, confirm to the Applicable Credit Issuer and the Company the principal amount of Bonds redeemed, canceled or defeased.

      (c) Extensions of Credit Facility. In the event that the term of a Credit Facility is extended, unless it is automatically extended by its terms or is extended by amendment, the Trustee shall surrender the instrument evidencing such Credit Facility to the Applicable Credit Issuer in exchange for a new instrument conforming, in the opinion of Counsel, in all material respects to the instrument evidencing such Credit Facility being surrendered, except that the term thereof shall reflect the new term of such Credit Facility. Upon discharge of the Indenture with respect to a Series of Bonds pursuant to Section 5.1, the Trustee shall promptly surrender the Applicable Credit Facility to the Applicable Credit Issuer for cancellation. Following the effective date of an Alternate Credit Facility delivered with respect to a Series of Bonds (or, if such Alternate Credit Facility results in the occurrence of a Credit Modification Date, following such Credit Modification Date), the Trustee shall promptly surrender the Applicable Credit Facility to the Applicable Credit Issuer for cancellation. If a Series of Bonds is rated by a Rating Agency, notice of any extension of the Applicable Credit Facility (unless automatically extended by its terms) shall be furnished to such Rating Agency by the Trustee.

      (d) Expiration or Termination of Credit Facility. The Trustee shall give notice to the Remarketing Agent and the Applicable Paying Agent, in the name of the Applicable Credit Issuer, of the expiration or earlier termination of any Credit Facility then in effect, which notice shall specify the date of such expiration or earlier termination of the Credit Facility. If a Series of Bonds is rated by a Rating Agency, notice of any such expiration or termination of the Applicable Credit Facility shall be furnished to such Rating Agency by the Trustee. With respect to a Series of Bonds, in the event that the expiration or termination of the Applicable Credit Facility results in the occurrence of a Credit Modification Date, the Trustee shall not surrender the Applicable Credit Facility to be terminated until the Trustee shall have made such drawings, if any, and taken such other actions, if any, thereunder as shall be required under this Indenture in order to provide sufficient money for payment of the Purchase Price of Bonds of such Series tendered or deemed tendered on such Credit Modification Date to the extent necessary pursuant to Section 2.6(g), and shall have received the proceeds of such drawing from the Applicable Credit Issuer. Notwithstanding any provision hereof to the contrary, the Company may not cause a Credit Facility to be terminated prior to its stated expiration date (whether in connection with the delivery of an Alternate Credit Facility or otherwise) if such termination would result in the occurrence of a Credit Modification Date during a Flexible Term Rate Period or a Long-Term Rate Period.

      (e) Alternate Credit Facility. At any time, upon at least sixty (60) days prior written notice to the Trustee, the Applicable Paying Agent, the Rating Agency, if any, rating the affected Series of Bonds, and the Remarketing Agent, the Company may, with the consent of the Remarketing Agent, provide for delivery to the Trustee of an Alternate Credit Facility with respect to a Series of Bonds in accordance with the terms and conditions contained in this Section. Not less than thirty (30) days prior to the proposed Alternate Credit Facility Effective Date (as defined below), the Trustee shall give each Holder of the affected Series of Bonds notice of the proposed Alternate Credit Facility by first-class mail, postage prepaid, which notice shall be in substantially the form of Exhibit E hereto, appropriately completed; provided, however, that if the provision of an Alternate Credit Facility results in a Credit Modification Date, the notice provisions of Section 2.6(h) shall apply; provided further, that if the Alternate Credit Facility Effective Date (as defined below) is also a Conversion Date, the notice provisions of Section 2.4(d) shall apply.

      If the terms and conditions contained in this Section are satisfied, the Trustee shall accept an Alternate Credit Facility, and such Alternate Credit Facility shall become effective, on the date such Alternate Credit Facility is delivered to the Trustee (the "Alternate Credit Facility Effective Date"). If the Series of Bonds to which the Alternate Credit Facility relates then bears interest at a Weekly Rate or a Monthly Rate, the Alternate Credit Facility Effective Date must be either a Credit Modification Date or a day that could be an Optional Tender Date upon giving of proper notice by a Holder. If the Bonds of the Series to which the Alternate Credit Facility relates then bear interest at a Flexible Term Rate, the Alternate Credit Facility Effective Date must be an Interest Payment Date. If the Bonds of the Series to which the Alternate Credit Facility relates then bear interest at a Flexible Term Rate or Long-Term Rate, the Trustee shall not accept any Alternate Credit Facility if the provision thereof would result in a Credit Modification Date.

      An Alternate Credit Facility for a Series of Bonds shall be an irrevocable, direct-pay letter of credit issued by a commercial bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located in the United States and subject to regulation by state or federal banking regulatory authorities and shall have an expiration date that shall be at least one (1) year following the effective date thereof or on the second Business Day following the final maturity date of such Bonds, if sooner. On or before the date of the delivery of any Alternate Credit Facility for a Series of Bonds to the Trustee, as a condition to the acceptance of any Alternate Credit Facility by the Trustee, the Company shall furnish to the Trustee (i) written evidence that the issuer of such Alternate Credit Facility is a commercial bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities, (ii) an opinion of Counsel satisfactory to the Company, the Trustee, the Rating Agency, if any, rating such Series, and the Remarketing Agent to the effect that the Alternate Credit Facility has been duly executed, issued and delivered by, and is the legal, valid and binding obligation of, the Credit Issuer (or, in the case of a branch or agency of a foreign commercial bank, the branch or agency) issuing the same, enforceable in accordance with its terms, that payments of principal, premium, if any, or Purchase Price of or interest on the Bonds of such Series from the proceeds of a drawing on the Alternate Credit Facility will not constitute avoidable preferences under the Bankruptcy Code and that the Alternate Credit Facility is not subject to the registration requirements of the Securities Act of 1933, as amended, and (iii) evidence of written consent of the Remarketing Agent. In the case of an Alternate Credit Facility issued for a Series of Bonds by a branch or agency of a foreign commercial bank there shall also be delivered an opinion of Counsel licensed to practice law in the jurisdiction in which the head office of such bank is located, satisfactory to the Trustee, the Rating Agency, if any, rating the Bonds, and the Remarketing Agent, to the effect that the Alternate Credit Facility has been duly executed, issued and delivered by and is the legal, valid and binding obligation of such bank enforceable in accordance with its terms. The Trustee shall accept any such Alternate Credit Facility only in accordance with the terms, and upon the satisfaction of the conditions, contained in this Section and any other provisions applicable to acceptance of an Alternate Credit Facility under this Indenture.


                            ARTICLE IV

                               FUNDS

      Section 4.1 Establishment and Use of Bond Fund and Current Subaccounts. There is hereby created and established with the Trustee the Bond Fund and within such Fund a separate account relating to the Series 1999 Bonds. Within such account in the Bond Fund relating to the Series 1999 Bonds there is hereby created and established a special subaccount designated the "Current Subaccount." Upon issuance of a Series of Additional Bonds, there shall be created and established within the Bond Fund a separate account relating to such Series and within each such account relating to such Series a special subaccount designated the "Current Subaccount." With respect to each Series of Bonds, the Trustee shall establish with the Applicable Paying Agent a separate subaccount of the Bond Fund which, while a Credit Facility is in effect with respect to the Bonds of such Series, shall be used for depositing moneys drawn by the Trustee under the Applicable Credit Facility for the payment of principal and interest on the Bonds of such Series. Neither the Trustee nor the Paying Agents shall commingle proceeds of a drawing under a Credit Facility with any other funds. With respect to each Series of Bonds, there shall be deposited in the Bond Fund and credited to the account relating to such Series within the Bond Fund (a) all moneys received by the Trustee from the Company with respect to such Series for deposit by the Trustee in the Bond Fund, and (b) all moneys drawn under any Applicable Credit Facility to pay principal, premium, if any, or interest on the Bonds of such Series.

      Each deposit into an account within the Bond Fund not constituting Eligible Funds shall be placed in the Current Subaccount within such account within the Bond Fund and shall not be commingled with other moneys in the Bond Fund. The Trustee shall establish separate subaccounts within each Current Subaccount for each deposit (including any investment income thereon) made into the Bond Fund so that the Trustee may at all times ascertain the date of deposit of the moneys in each subaccount.

      With respect to each Series of Bonds, moneys in the account relating to such Series within the Bond Fund shall be held in trust for the Holders of the Bonds of such Series and, except as otherwise expressly provided herein, shall be used solely for the payment of the interest on the Bonds of such Series and for the payment of principal of and premium, if any, on the Bonds of such Series upon maturity, whether stated or accelerated, or upon mandatory or optional redemption.

      With respect to each Series of Bonds, the Company hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to withdraw from the account relating to such Series or the subaccount established for such Series with the Applicable Paying Agent and make available at the principal office of the Applicable Paying Agent, sufficient funds from the Bond Fund to pay the principal of, premium, if any, and interest on the Bonds of such Series as the same become due and payable, but only in the following order of priority:

           FIRST: Amounts drawn by the Trustee under the Applicable Credit Facility then in effect with respect to such Series (provided, however, that such amounts shall not be used to pay any premium on such Series unless such Credit Facility provides for the payment of such premium);

           SECOND: From the sources provided in clause (i) of the definition of Eligible Funds; and

           THIRD: Any other amounts (whether or not Eligible Funds) in the account relating to such Series in the Bond Fund.

      If moneys in the Bond Fund available pursuant to items FIRST and SECOND above are insufficient to make any payment of principal of, premium, if any or interest on a Series of Bonds, whether due by maturity, acceleration, redemption or otherwise, or if the Applicable Credit Issuer has dishonored its obligations under such Credit Facility, the Trustee, on or after the date such payment is to be made, shall apply any moneys described in item THIRD above.

      With respect to each Series of Bonds, to the extent that an Applicable Credit Facility is drawn on to make a payment to any Holder, the Trustee shall use any moneys in the account relating to such Series within the Bond Fund not then needed to make payments to Holders, regardless of whether such moneys constitute Eligible Funds, to reimburse the Applicable Credit Issuer.

      After payment in full of the Bonds, or provision for the payment of the Bonds having been made pursuant to Section 5.2, and the payment of all other amounts owing hereunder, any amounts remaining in the account within the Bond Fund established for a Series of Bonds shall be paid (i) first to the Applicable Credit Issuer, if there is then any amount owing by the Company to such Credit Issuer (and such amount shall be credited against the Company's reimbursement obligations to such Credit Issuer under the Credit Agreement pursuant to which such Credit Issuer issued its Applicable Credit Facility), and (ii) second to all other Credit Issuers, if any, in proportion to the respective amounts, if any, then owing by the Company to such other Credit Issuers, and (iii) third to the Company.

      Section 4.2 Establishment and Use of Initial Fund. There is hereby created and established with the Trustee the Initial Fund and within such Fund a special account designated the "Series 1999 Account." The proceeds of the Series 1999 Bonds, as described in Section 4.5, shall be delivered to the Trustee for deposit into the Series 1999 Account. Funds in the Series 1999 Account shall be disbursed by the Trustee to the Company on the Issue Date of the Series 1999 Bonds.

      Upon the issuance of a Series of Additional Bonds, the supplemental indenture authorizing the issuance of such Series shall create and establish with the Trustee a separate account within the Initial Fund for such Series. The proceeds of such Additional Bonds shall be delivered to the Trustee for deposit into the account within the Initial Fund established for such Series, which funds shall then be disbursed by the Trustee as provided in the supplemental indenture authorizing the issuance of such Series.

      After payment in full of a Series of Bonds, or provision for the payment of such Series having been made pursuant to Section 5.2, and the payment of all other amounts owing hereunder with respect to such Series, any amounts remaining in the account within the Initial Fund established for such Series shall be paid
(i) first to the Applicable Credit Issuer, if there is then any amount owing by the Company to such Credit Issuer (and such amount shall be credited against the Company's reimbursement obligations to such Credit Issuer under the Credit Agreement pursuant to which such Credit Issuer issued its Applicable Credit Facility), and (ii) second to all other Credit Issuers, if any, in proportion to the respective amounts, if any, then owing by the Company to such other Credit Issuers, and (iii) third to the Company.

      Section 4.3    [Reserved].

      Section 4.4    Establishment and Use of Bond Purchase Fund .

      There is hereby established and created with the Trustee the Bond Purchase Fund and within such fund a separate account relating to the Series 1999 Bonds. Within such account in the Bond Purchase Fund relating to the Series 1999 Bonds there is hereby created and established a special subaccount designated the "Current Purchase Subaccount." Upon issuance of a Series of Additional Bonds, there shall be created and established within the Bond Purchase Fund a separate account relating to such Series and within such account relating to such Series a special subaccount designated the "Current Purchase Subaccount."

      With respect to each Series of Bonds, there shall be deposited in the Bond Purchase Fund and credited to the account relating to such Series within the Bond Purchase Fund all moneys required to be paid by the Company to provide for the payment of the Purchase Price of Bonds of such Series pursuant to this Indenture, together with any other moneys received by the Trustee pursuant to this Indenture or otherwise (including draws under the Applicable Credit Facility pursuant to Section 3.8(a)(ii)) that are required or directed to be paid by or on behalf of the Company with respect to such Series into the Bond Purchase Fund. With respect to each Series of Bonds, the Trustee shall establish with the Applicable Paying Agent a separate subaccount of the Bond Purchase Fund, into which the proceeds of the remarketing of Bonds of such Series to purchasers (other than the Company, any other Person obligated (as guarantor or otherwise) to make payments on such Series or under any Credit Agreement relating to such Series or any "affiliate" of the Company as defined in Bankruptcy Code ss. 101(2)) will be deposited and a separate subaccount of the Bond Purchase Fund into which all amounts drawn under the Credit Facility in effect with respect to such Series pursuant to Section 3.8(a)(ii) will be deposited. Neither the Trustee nor any Paying Agent shall commingle amounts in any of such subaccounts with any other funds.

      Each deposit made with respect to a Series of Bonds into the Bond Purchase Fund not constituting Eligible Funds shall be placed in the Current Purchase Subaccount within the account relating to such Series within the Bond Purchase Fund and shall not be commingled with other moneys in the Bond Purchase Fund.

      With respect to each Series of Bonds, moneys in the account relating to such Series within the Bond Purchase Fund shall be held in trust for the Holders of the Bonds of such Series and, except as otherwise expressly provided herein, shall be used solely for the payment of the Purchase Price of the Bonds of such Series required to be purchased as set forth in Section 2.6(g).

      With respect to each Series of the Bonds, the Trustee is hereby authorized and directed, and the Trustee hereby agrees, to withdraw and to transfer to the Applicable Paying Agent, sufficient funds from the account relating to such Series within the Bond Purchase Fund as contemplated by Section 2.6(g) by 9:30 a.m., Local Time, on each date that Bonds of such Series are to be purchased pursuant to Section 2.6 from the Bond Purchase Fund to pay the Purchase Price of Bonds of such Series tendered (or deemed tendered) for purchase pursuant to
Section 2.6. The Trustee shall give the Remarketing Agent prompt telephonic notice of each such transfer.

      After payment in full of the Bonds, or provision for the payment of the Bonds having been made pursuant to Section 5.2, and the payment of all other amounts owing hereunder, any amounts remaining in the account within the Bond Purchase Fund established for a Series of Bonds shall be paid (i) first to the Applicable Credit Issuer, if there is then any amount owing by the Company to such Credit Issuer (and such amount shall be credited against the Company's reimbursement obligations to such Credit Issuer under the Credit Agreement pursuant to which such Credit Issuer issued its Applicable Credit Facility), and
(ii) second to all other Credit Issuers, if any, in proportion to the respective amounts, if any, then owing by the Company to such other Credit Issuers, and
(iii) third to the Company.

      Section 4.5 Deposit of Bond Proceeds. The proceeds from the initial sale of the Series 1999 Bonds shall be deposited in the Series 1999 Account within the Initial Fund. The proceeds of any Series of Additional Bonds shall be delivered to the Trustee for deposit into the account within the Initial Fund established for such Series.

      Section 4.6 Records. The Trustee shall cause to be kept and maintained records pertaining to the Initial Fund, the Bond Fund and the Bond Purchase Fund and all disbursements therefrom and shall periodically deliver to the Company statements of activity and statements indicating the investments made with moneys in all such funds during the applicable period. The Trustee shall provide the Company, by July 10 of each year, with a report stating the principal amount of each Series of Bonds outstanding and a list of the registered owners of the Bonds as of June 30 of each such year.

      The Trustee shall provide the Company with a written report, not later than January 10 of each year, and not later than thirty (30) days following the retirement of the last obligation of any Series of Bonds, identifying the Permitted Investments in which the moneys held as part of the Initial Fund, the Bond Fund and the Bond Purchase Fund were invested during the preceding period and the dates of such investment.

      Section 4.7 Investment of Initial Fund, Bond Fund and Bond Purchase Fund Moneys. Moneys held as part of the Initial Fund, the Bond Fund and the Bond Purchase Fund shall be invested and reinvested in Permitted Investments as instructed by a Company Representative; provided, however, that (i) any moneys from a drawing under a Credit Facility and any moneys held by the Trustee to pay the principal or Purchase Price of, premium, if any, or interest that has become payable with respect to the Bonds shall not be invested and (ii) no Paying Agent shall invest any moneys it receives under this Indenture. All Permitted Investments shall be held by or under the control of the Trustee and shall be deemed at all times to be a part of the fund, account and subaccount (as applicable) which was used to purchase the same. All interest accruing thereon and any profit realized from Permitted Investments shall be credited to the respective fund or account and any loss resulting from Permitted Investments shall be similarly charged. The Trustee is authorized to cause to be sold and reduced to cash a sufficient amount of Permitted Investments whenever the cash balance in any fund or account hereunder is or will be insufficient to make a requested or required disbursement. The Trustee shall not be responsible for any depreciation in the value of any Permitted Investment or for any loss resulting from such sale, so long as the Trustee performs its obligations hereunder in accordance with the provisions of Section 7.1(e). Absent specific instructions from the Company to invest cash balances in Permitted Investments hereunder, the Trustee shall invest in Permitted Investments constituting obligations of the U.S. Treasury or its agencies having a term to maturity of not more than 30 days or any money market fund or similar investment fund that purchases and holds exclusively obligations of the United States of America or its agencies that have a term to maturity of not more than 30 days. Notwithstanding anything to the contrary herein provided, moneys constituting Eligible Funds shall only be invested in Government Obligations maturing on or before the date such Eligible Funds will be required for disbursement.

      Section 4.8    [Reserved].

      Section 4.9 Non-presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the date fixed for redemption thereof or tender thereof or otherwise, if funds sufficient to pay the principal of, premium (if any), and interest on such Bond shall have been made available to the Trustee for the benefit of the Holder or Holders thereof, payment of such Bond or portion thereof as the case may be, shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee, subject to any applicable escheat laws, to hold such fund or funds uninvested in the Bond Fund, without liability to the Holder of such Bond for interest thereon, for the benefit of the Holder of such Bond, who shall thereafter be restricted exclusively to such fund or funds, for any claim of whatever nature on his/her part on, or with respect to, said Bond, or portion thereof, or premium, if any.


                             ARTICLE V

                      DISCHARGE OF INDENTURE

      Section 5.1 Discharge of Indenture. Upon payment in full of a Series of Bonds or delivery of such Series to the Trustee for cancellation, such Series shall no longer be Outstanding and will cease to be entitled to any lien, benefit or security under this Indenture. Upon payment in full of a Series of Bonds, the Trustee shall return the Applicable Credit Facility to the Applicable Credit Issuer. Upon payment in full of all of the Bonds, these presents shall cease, determine and be discharged, and thereupon the Trustee, upon receipt by the Trustee of an opinion of Counsel stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with shall
(a) cancel and discharge this Indenture; and (b) execute and deliver to the Company, at the Company's expense, such instruments in writing as shall be required to cancel and discharge this Indenture, and assign and deliver to the Company all moneys in any fund established under this Indenture under its possession or subject to its control, except for moneys and Government Obligations held in the Bond Fund for the purpose of paying Bonds and except for moneys held in the Bond Purchase Fund for the purpose of paying the Purchase Price of the Bonds which have been purchased pursuant to Section 2.6(g); provided, however, that the cancellation and discharge of this Indenture pursuant to Section 5.2 shall not terminate the powers and rights granted to the Trustee, the Registrar, the Tender Agent and each Paying Agent with respect to the payment, registration of transfer and exchange of the Bonds; provided, further, that the rights of the Trustee, the Registrar, the Tender Agent and each Paying Agent to indemnity, non-liability and payment of all reasonable fees and expenses shall survive the cancellation and discharge of this Indenture pursuant to this Section or Section 5.2. If a Series of Bonds is rated by a Rating Agency, notice of payment in full of such Series shall be furnished to such Rating Agency.

      Section 5.2 Provision for Payment of Bonds. A Series of Bonds shall be deemed to have been paid within the meaning of Section 5.1 if:

      (a) there shall have been irrevocably deposited in the Bond Fund:

          (i) if such Series does not bear interest at the Fixed Rate, sufficient Eligible Funds, or

         (ii) if such Series bears interest at the Fixed Rate, either (1) sufficient Eligible Funds, or (2) Government Obligations purchased with Eligible Funds of such maturities and interest payment dates and bearing such interest as will, in the opinion of a nationally recognized firm of certified public accountants, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (said earnings also to be held in trust), be sufficient together with any moneys referred to in subsection (a)(ii)(1) above, for the payment at their respective maturities or redemption or tender dates prior to maturity of the principal thereof and the redemption premium, if any, and interest to accrue thereon at such maturity or redemption or tender dates, as the case may be (assuming that the Bonds of such Series bear interest at the Ceiling Rate for such Series during any period during which the interest rate on such Series may change);

      (b) there shall have been paid or provision duly made for the payment of all fees and expenses of the Trustee, the Registrar, the Applicable Paying Agent, the Remarketing Agent and the Tender Agent with respect to such Series due or to become due; and

      (c) if any Bonds of such Series are to be redeemed on any date prior to their maturity, the Trustee shall have received in form satisfactory to it irrevocable instructions from a Company Representative to redeem such Bonds on such date and either evidence satisfactory to the Trustee that all redemption notices required by this Indenture have been given or irrevocable power authorizing the Trustee to give such redemption notices has been granted to the Trustee.

           Limitations set forth elsewhere herein regarding the investment of moneys held by the Trustee in the Bond Fund shall not be construed to prevent the depositing and holding in the Bond Fund of the obligations described in paragraph (a)(ii) of this section for the purpose of defeasing the lien of this Indenture as to Bonds which have not yet become due and payable. Notwithstanding any other provision of this Indenture to the contrary, all Eligible Funds deposited with the Trustee as provided in this Section may be invested and reinvested, at the direction of the Company, in Government Obligations (or, in the case of a deposit under paragraph (a)(i) of this section, in a money market fund that invests solely in Government Obligations and is rated in the highest category by one of Fitch, Moody's or S&P and, if more than one of such rating agencies then rates such money market fund, is rated no less than the highest rating category by each of such rating agencies then rating such money market fund) maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations (or money market fund) in the hands of the Trustee pursuant to this Section which is not required for the payment of the Bonds and interest and redemption premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the Bond Fund. Notwithstanding the foregoing provisions of this paragraph, if the Bonds of a Series are rated by S&P at the time a deposit is made under paragraph (a)(i) of this section, such Eligible Funds may be invested solely in Government Obligations maturing or to be available to be withdrawn at par no later than the earlier of the maturity date, a mandatory tender date, redemption date or the next possible Optional Tender Date.

      Notwithstanding any other provision of this Indenture to the contrary, if a Series of Bonds has been deemed to be paid under this section and the Holder or Beneficial Owner of any Bond of such Series delivers a tender notice with respect to such Bond that would result in the occurrence of an Optional Tender Date for such Bond prior to its maturity or redemption date: (1) the Remarketing Agent shall not remarket such Bond; (2) the Remarketing Agent shall notify the Trustee, the Paying Agent and the Tender Agent by the third Business Day prior to such Tender Date for such Bond that it has received a tender notice with respect to such Bond; (3) the Trustee shall transfer to the Paying Agent, not later than 9:30 a.m., Local Time, on such Optional Tender Date for such Bond, Eligible Funds from the deposit made with respect to such Series into the Bond Fund under paragraph (a)(i) of this section sufficient to pay the Purchase Price of such Bond; (4) the Paying Agent shall purchase such Bond on such Optional Tender Date applicable to such Bond; and (5) such Bond shall be delivered to the Trustee for cancellation and shall be cancelled.

      Notwithstanding any other provision of this Indenture to the contrary, if all Bonds of a Series have been deemed to be paid because a deposit has been made under paragraph (a)(i) of this section, and such Series is rated by S&P at the time such deposit is made, then (i) if such deposit is made with proceeds of one or more drawings under the Applicable Credit Facility, then any excess funds remaining in the Bond Fund after payment of all of the Bonds of such Series at their respective maturities or redemption or tender dates shall be returned to the Applicable Credit Issuer, or (ii) if such deposit is made with Eligible
Funds as described in clause (i) of that definition, then there shall be delivered a written opinion of Counsel experienced in bankruptcy law matters, in form satisfactory to S&P, that the portion of such deposit needed to pay principal of, interest on and Purchase Price of such Series when due will not be subject to the automatic stay under Section 362 of the Bankruptcy Code in the event of an Act of Bankruptcy.

      Notwithstanding any other provision of this Indenture to the contrary, if all Bonds of a Series have been deemed to be paid because a deposit has been made under paragraph (a)(i) of this section, the Interest Rate Determination Method with respect to such Series may not thereafter be changed by the Company.

      Notwithstanding any other provision of this Indenture to the contrary, if all Bonds of a Series have been deemed to be paid because a deposit has been made under paragraphs (a)(i) or (a)(ii) of this section with proceeds of one or more drawings under the Applicable Credit Facility securing such Series, then the surrender by the Trustee of such Applicable Credit Facility to the Applicable Credit Issuer for cancellation prior to the maturity or redemption date of the Bonds of such Series shall not constitute a Credit Modification Date.

      If a Series of Bonds bears interest at the Fixed Rate and is to be rated by a Rating Agency at or prior to the time provision for payment shall be made there shall be delivered to such Rating Agency the opinion of nationally recognized certified public accountants referred to in paragraph (a)(ii) above and a written opinion of Counsel experienced in bankruptcy law matters and in form satisfactory to such Rating Agency that the deposit and use of such moneys will not constitute an avoidable preferential payment pursuant to Section 547 of the Bankruptcy Code, or an avoidable post-petition transfer pursuant to Section 549 of the Bankruptcy Code, recoverable from Holders of the Bonds of such Series pursuant to Section 550 of the Bankruptcy Code in the event of an Act of Bankruptcy.


                            ARTICLE VI

                  DEFAULT PROVISIONS AND REMEDIES

      Section 6.1 Events of Default. Any one of the following shall constitute an Event of Default hereunder:

      (a) Failure to pay interest on any Bond when and as the same shall have become due;

      (b) Failure to pay the principal of or any premium on any Bond when and as the same shall become due, whether at the stated maturity or redemption date thereof or by acceleration;

      (c) Failure to pay the Purchase Price of any Bond required to be purchased hereunder when and as the same shall become due;

      (d) Failure to observe or perform any other of the covenants, agreements or conditions on the part of the Company included in this Indenture or in the Bonds and the continuance thereof for a period of thirty (30) days after written notice to the Company and each Applicable Credit Issuer has been given by the Trustee; provided, however, that if such default cannot be fully remedied within such 30-day period, but can reasonably be expected to be fully remedied, such default shall not constitute an Event of Default if the Company shall immediately upon receipt of such notice commence the curing of such default and shall thereafter prosecute and complete the same with due diligence and dispatch; provided, further, that no default under this subsection shall constitute an Event of Default unless any Applicable Credit Issuer shall have consented to the same constituting an Event of Default;

      (e) Any representation or warranty of the Company contained herein, or in any document, instrument or certificate delivered pursuant hereto or in connection with the issuance and sale of the Bonds of any Series, shall be false, misleading or incomplete in any material respect on the date as of which made; provided, however, that no default under this subsection shall constitute an Event of Default unless any Applicable Credit Issuer shall have consented to the same constituting an Event of Default;

      (f) The commencement by the Company of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to, or its acquiescence in the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of or the consent by it to any assignment for the benefit of creditors, or the taking of any action by the Company in furtherance of any of the foregoing;

      (g) The commencement against the Company of an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or of any action or proceeding for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or for the winding-up or liquidation of its affairs and the continuance of any such case, action, or proceeding unstayed and in effect for a period of sixty (60) consecutive days;

      (h) The Company defaults in the payment of principal or interest on any other indebtedness for money borrowed (other than the indebtedness under the Bonds or otherwise arising hereunder) if the outstanding principal balance of such indebtedness at the time of the default exceeds $1,000,000 in the aggregate beyond any period of grace provided with respect thereto, or in performance of any other agreement, term or conditions contained in any agreement under which any such obligation is created, if the effect of such default is to cause, or permit the holder or holders of such obligation to cause such obligation to become due prior to its stated maturity; provided, however, that no default under this subsection shall constitute an Event of Default unless any Applicable Credit Issuer shall have consented to the same constituting an Event of Default;

      (i) The Trustee shall have received a written notice from a Credit Issuer of the occurrence and continuance of an Event of Default as defined in the Credit Agreement pursuant to which such Credit Issuer issued its Credit Facility, together with a written request from such Credit Issuer that the Series of Bonds secured by such Credit Facility be accelerated; or

      (j) The Trustee shall have received, within ten (10) calendar days following a drawing under any Credit Facility to pay interest on any Bonds, written notice from the Applicable Credit Issuer thereof that it has not been reimbursed for the amount of such drawing together with interest, if any, due pursuant to the Credit Agreement pursuant to which such Credit Facility was issued and that the amount of such drawing will not be reinstated as provided in such Credit Facility.

      Section 6.2 Acceleration. Upon the occurrence of any Event of Default hereunder the Trustee may and upon (i) the written request of the Holders of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding or (ii) the occurrence of an Event of Default under Section 6.1(a),
(b), (c), (i) or (j), the Trustee immediately shall, by notice in writing sent to the Company, each Paying Agent, the Tender Agent, and each Credit Issuer, declare the principal of all Bonds then Outstanding (if not then due and payable) and the interest accrued thereon to be due and payable immediately, and, upon said declaration, such principal and interest shall become and be immediately due and payable; provided, however, the Trustee shall not accelerate any Series of Bonds (other than a Series with respect to which such payment default occurred or a Series secured by a Credit Facility issued by a Credit Issuer who consented to or gave notice of such default or of non-reinstatement) unless the Applicable Credit Issuer consents to such acceleration.

      Upon any declaration of acceleration of a Series of Bonds hereunder, the Trustee shall immediately draw upon the Credit Facility for such Series as provided in Section 3.8(a)(iii). If the Applicable Credit Issuer honors the drawing under the Applicable Credit Facility upon a declaration of acceleration of such Series, interest on such Series of the Bonds shall accrue only to the date of such declaration and the Trustee shall pay the principal of and interest on such Series to the Holders thereof immediately following the receipt of funds from such drawing. If no Credit Facility is in effect with respect to a Series of Bonds, or if the Applicable Credit Issuer fails to honor the drawing under the Applicable Credit Facility upon acceleration of such Series, then interest on the Bonds of such Series shall cease to accrue as provided in Section 6.7.

      Immediately following any such declaration of acceleration of a Series of Bonds, the Trustee shall cause to be mailed notice of such declaration by first-class mail, postage prepaid, to each Holder of a Bond of such Series at his/her last address appearing on the Register. Any defect in or failure to give such notice of such declaration shall not affect the validity of such declaration.

      Section 6.3 Other Remedies; Rights of Holders. Upon the happening and continuance of an Event of Default hereunder the Trustee may, with or without taking action under Section 6.2, pursue any available remedy to enforce the performance of or compliance with any other obligation or requirement of this Indenture; provided, however, the Trustee shall not pursue any remedy with respect to a Series of Bonds (other than a Series with respect to which such payment default occurred or a Series secured by a Credit Facility issued by a Credit Issuer who consented to or gave notice of such default or of non-reinstatement) unless the Applicable Credit Issuer consents to such action.

      Upon the happening and continuance of an Event of Default, and if requested to do so by the Holders of at least twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding and if the Trustee is indemnified as provided in Section 7.1, the Trustee shall exercise such of the rights and powers conferred by this Section and by Section 6.2 as the Trustee, being advised by Counsel, shall deem most effective to enforce and protect the interests of the Holders and, except to the extent inconsistent with the interests of the Holders, each Credit Issuer; provided, however, the Trustee shall not exercise such rights with respect to a Series of Bonds (other than a Series with respect to which such payment default occurred or a Series secured by a Credit Facility issued by a Credit Issuer who consented to or gave notice of such default or of non-reinstatement) unless the Applicable Credit Issuer consents to such exercise.

      No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Holders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Holders hereunder or now or hereafter existing.

      No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein and every such right and power may be exercised from time to time and as often as may be deemed expedient.

      No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

      Section 6.4 Right of Holders and Credit Issuer to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, and subject to the rights of the Applicable Credit Issuer as provided in Sections 6.2 and 6.3, the Holders of a majority in aggregate principal amount of Bonds of a Series then Outstanding shall have the right at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or any other proceedings hereunder with respect to such Series; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, and provided that the Trustee shall be indemnified to its satisfaction and the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. No Holder shall individually have the right to present a draft to, or otherwise make a demand on, a Credit Issuer to collect amounts available under a Credit Facility.

      No Holder of a Bond of a Series shall have the right to institute any proceeding for the enforcement of this Indenture unless such Holder has given the Trustee and the Company written notice of an Event of Default, the Holders of a majority in aggregate principal amount of the Bonds of such Series then Outstanding shall have requested the Trustee in writing to institute such proceeding, the Trustee shall have been afforded a reasonable opportunity to exercise its powers or to institute such proceeding, there shall have been offered to the Trustee indemnity satisfactory to it against the cost, expense and liability to be incurred in connection with such request and the Trustee shall have thereafter failed or refused to exercise such powers or to institute such proceeding within sixty days (60) after receipt of notice with no inconsistent direction given during such sixty days (60) by the Holders of a majority in aggregate principal amount of the Bonds of such Series then Outstanding. Nothing in this Indenture shall affect or impair any right of any Holder to enforce (i) the payment of the principal of and premium, if any, and interest on Bonds at and after the maturity thereof, or (ii) the obligation of the Company to pay the principal of, premium, if any, and interest on Bonds to such Holder at the time, place, from the sources and in the manner as provided in this Indenture.

      Section 6.5 Discontinuance of Default Proceedings. Prior to the drawing on a Credit Facility pursuant to Section 3.8(a)(iii), in case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Applicable Credit Issuer and the Trustee shall be restored to their former positions and rights hereunder and all rights, remedies and powers of the Trustee and such Credit Issuer shall continue as if no such proceedings had been taken subject to the limits of any adverse determination.

      Section 6.6 Waiver. With respect to a Series of Bonds, the Trustee, with the consent of the Applicable Credit Issuer, may waive any default or Event of Default hereunder and its consequences and rescind any declaration of acceleration of maturity of principal, and shall do so upon the written request of the Applicable Credit Issuer; provided, however, that there shall be no such waiver or rescission unless the Purchase Price and all principal, premium, if any, and interest on the Bonds of such Series in arrears, together with interest thereon (to the extent permitted by law) at the applicable rate of interest borne by the Bonds of such Series and all fees and expenses of the Trustee relating to such Series shall have been paid or provided for. The Trustee may not waive any default or Event of Default until the Trustee has received notice in writing from the Applicable Credit Issuer that the amount available to be drawn under the Applicable Credit Facility then in effect in respect of the principal and Purchase Price of and interest on such Series of Bonds has been reinstated in full.

      Section 6.7 Application of Moneys. All moneys received by the Trustee for a Series of Bonds pursuant to any right given or action taken under the provisions of this Article shall be deposited in the Bond Fund and, after payment (out of moneys derived from a source other than the Applicable Credit
Facility, Eligible Funds, moneys held for the purchase of Untendered Bonds, moneys held for the redemption of Bonds and proceeds from the remarketing of Bonds) of the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, including reasonable attorneys' fees, and all other outstanding fees and expenses of the Trustee, and thereafter any fees, expenses, liabilities and advances due to, or incurred or made by, the Applicable Paying Agent, the Tender Agent and the Registrar, such moneys shall be applied in the order set forth below:

      (a) Unless the principal of all Bonds of such Series shall have become or been declared due and payable, all such moneys shall be applied:

      FIRST: To the payment of all installments of interest then due on the Bonds of such Series in order of priority first to installments past due for the greatest period and, if the amount available shall not be sufficient to pay in full any particular installment, then to the ratable payment of the amounts due on such installment; and

      SECOND: To the payment of the unpaid principal of and premium, if any, of the Bonds of such Series which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), with interest on such Bonds from the respective dates upon which they became due (at the rate borne by the Bonds, to the extent permitted by law) and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such premium, then to the ratable payment of the amounts due on such date.

      (b) If the principal of all the Bonds of such Series shall have become or been declared due and payable, all such moneys shall be applied to the payment of the principal, premium, if any, and interest then due and unpaid upon the Bonds of such Series, without preference or priority as to the Bonds of such Series or as between principal, premium, interest, installments of interest on Bonds of such Series, ratably according to the amounts due respectively for principal, premium and interest to the persons entitled thereto.

      (c) If the principal on all Bonds of such Series shall have been declared due and payable, and if such declaration shall thereafter have been rescinded under this Article then, subject to subsection (b) of this Section in the event that the principal of all the Bonds of such Series shall again become or be declared due and payable, the moneys shall be applied in accordance with subsection (a) of this Section.

      Notwithstanding the foregoing, (a) except with respect to a Credit Facility that permits drawings to pay premium with respect to Bonds, the Trustee shall be obligated to apply moneys received under a Credit Facility then in effect only to principal and Purchase Price of, and interest on the Series of Bonds secured by such Credit Facility (except Bonds of such Series that are not entitled to any benefit of a Credit Facility as provided in Section 3.8); and
(b) proceeds of a drawing under a Credit Facility shall be applied solely to the payment of principal, interest, Purchase Price and premium (but only to the extent such Credit Facility permits drawings to pay premium) of the Bonds of the Series specifically secured by such Credit Facility. Whenever moneys (other than moneys received under a Credit Facility) are to be applied pursuant to this Section, the Trustee shall fix the date which shall be not more than seven (7) calendar days after such acceleration upon which such application is to be made and upon such date interest on the principal amount of Bonds to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date. As provided in Section 6.2, moneys received under a Credit Facility in effect with respect to a Series of Bonds upon declaration of acceleration of such Series are to be applied as soon as is practicable following receipt to pay the principal of and interest on such Bonds to the Holders thereof.

      Section 6.8 Rights of a Credit Issuer. All rights of a Credit Issuer under this Indenture to consent to certain extensions, remedies, waivers, actions and amendments hereunder shall, with respect to such Credit Issuer, be suspended (i) for so long as such Credit Issuer wrongfully dishonors any draft (or other appropriate form of demand) presented in strict conformity with the requirements of its Credit Facility and has not honored a subsequent draft (or other appropriate form of demand), if any, thereunder or (ii) if no Credit Facility issued by such Credit Issuer is in effect or any Credit Facility issued by such Credit Issuer terminates in accordance with its terms.


                            ARTICLE VII

         THE TRUSTEE; THE PAYING AGENT; THE TENDER AGENT;
       THE REGISTRAR; THE UNDERWRITER; THE REMARKETING AGENT

      Section 7.1 Appointment of Trustee. The Trustee is hereby appointed and does hereby agree to act in such capacity, and to perform the duties of the Trustee under this Indenture, but only upon and subject to the following express terms and conditions (and no implied covenants or other obligations shall be read into this Indenture against the Trustee):

      (a) The Trustee may execute any of its trusts or powers hereunder and perform any of its duties by or through attorneys, agents, receivers or employees and shall not be held liable for their actions if such agents are selected with reasonable care. The Trustee shall be entitled to advice of Counsel concerning all matters hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees. The Trustee may act upon the opinion or advice of Counsel, accountants, engineers or surveyors selected by it in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

      (b) The Trustee shall not be responsible for any recital herein or in the Bonds, or for the recording, re-recording, filing or re-filing of this
Indenture, of any financing statements or continuation statements, or for the validity of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby. The Trustee shall not be liable to the Company, any Holder, any Beneficial Owner or any other Person for any loss suffered in connection with any investment of funds made by it in accordance with Section 4.7. The Trustee shall not be liable to the Company for any loss suffered as a result of or in connection with any investment of funds made by the Trustee in good faith as instructed by or approved by a Company Representative. The Trustee shall have no duty or responsibility to examine or review and shall have no liability for the contents of any documents submitted to or delivered to any Holder in the nature of a preliminary or final placement memorandum, official statement, offering circular or similar disclosure document.

      (c) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder after such Bonds shall have been delivered in accordance with instructions of the Company or for the use by the Company of the proceeds of the Bonds advanced to the Company as provided in this Indenture or for the use or application of any moneys received by any Paying Agent. The Trustee may become the owner of Bonds secured hereby with the same rights as any other Holder.

      (d) The Trustee shall be protected in acting upon opinions of Counsel and upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Holder of any Bond shall be conclusive and binding upon all future Holders of the same Bond and upon Bonds issued in exchange therefor or in place thereof. The Trustee may conclusively rely upon a certificate furnished by a Credit Issuer as to amounts owing under the Credit Agreement to which such Credit Issuer is a party.

      (e) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as duties. The Trustee shall only be responsible for the performance of the duties expressly set forth herein and shall not be answerable for other than its negligence or bad faith in the performance of those express duties.

      (f) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trust and powers or otherwise in respect of the premises.

      (g) Before taking any action requested hereunder by the Holders (except for acceleration of the Bonds as required by Section 6.2, for drawing on any Credit Facility as required by Section 3.8(a) and with respect to the payment of principal, interest and Purchase Price to Holders), the Trustee may require satisfactory security or indemnity bond for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its own gross negligence or bad faith by reason of any action so taken.

      (h) All moneys received by the Trustee or any Paying Agent, until used or applied or invested as herein provided, shall be held as special trust funds for the purposes specified in this Indenture and for the benefit and security of the Holders of the Bonds and each Credit Issuer as herein provided. Such moneys need not be segregated from other funds except to the extent required by law or herein provided, and neither the Trustee nor any Paying Agent shall otherwise be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

      (i) The Trustee shall not be bound to ascertain or inquire as to the performance of the obligations of the Company under this Indenture, and shall not be deemed to have, or be required to take, notice of default under this Indenture (other than under Section 6.1(a), (b) or (c) if notice thereof has been received from a Paying Agent or under Section 6.1(i) or (j)), except (i) in the event of an insufficient amount in the Bond Fund (or any account therein) to make a principal or interest payment on the Bonds, (ii) written notification of such default by two or more Holders with combined holdings of not less than twenty-five percent (25%) of the principal amount of Outstanding Bonds or (iii) written notification from a Credit Issuer pursuant to Section 6.1, and in the absence of such notice the Trustee may conclusively presume there is no default except as aforesaid. The Trustee may nevertheless require the Company to furnish information regarding performance of its obligations under this Indenture, but is not obligated to do so.

      (j) The Trustee shall, prior to any Event of Default and after the curing of all Events of Default which may have occurred, perform such duties and only such duties of the Trustee as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default which has not been cured, exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his/her own affairs. The foregoing shall not limit the Trustee's obligations under Section 3.8(a) or Section 6.2.

      (k) Each Paying Agent, the Tender Agent and the Registrar shall each be entitled to the same rights and immunities with respect to their respective duties under this Indenture as the Trustee is under this Section 7.1 with respect to its duties hereunder.

      (l) In addition to the Trustee's other duties hereunder, the Trustee shall authenticate and cancel Bonds as provided herein, keep such books and records relating to such duties as shall be consistent with prudent industry practice and make such books and records available for inspection by the Company at all reasonable times. All Bonds shall be made available for authentication, exchange and registration of transfer at the principal office of the Trustee.


      Section 7.2 Compensation and Indemnification of Trustee, Paying Agent, Tender Agents and Registrar; Trustee's Prior Claim. The Company agrees to pay the reasonable fees and expenses of the Trustee, the Tender Agent, each Paying Agent, each Underwriter, the Remarketing Agent and the Registrar under this Indenture and all other amounts which may be payable to the Trustee, each Paying Agent, Registrar or Tender Agent under this Section, and the reasonable fees and expenses of the Remarketing Agent, such fees and expenses to be paid when due and payable by the Company directly to the Trustee, Tender Agent, each Paying Agent, Registrar, each Underwriter and the Remarketing Agent, respectively, for their own account.

      The Company shall (a) pay the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), (b) pay each Paying Agent, the Tender Agent and the Registrar and any other agent of the Company acting hereunder (each Paying Agent, the Tender Agent and the Registrar and any other agent of the Company being herein referred to as a "Company Agent") reasonable compensation, (c) pay or reimburse each of the Trustee and any Company Agent upon request for all reasonable expenses, disbursements and advances incurred or made, in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its Counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its own gross negligence or bad faith, and (d) indemnify each of the Trustee and any Company Agent for, and to hold it harmless against, any loss, liability or expense incurred by it, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against or investigating any claim of liability in the premises, except to the extent that any such loss, liability or expense was due to its own gross negligence or bad faith. Such additional indebtedness shall be a senior claim to that of the Bonds upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of the Bonds, funds held with respect to Untendered Bonds and unredeemed Bonds for which notice of redemption has been given. Notwithstanding the foregoing, neither the Trustee nor any Company Agent shall have any claim upon or shall be paid, prior to any Holder, from any Credit Facility, Eligible Funds or proceeds from the remarketing of Bonds, or the proceeds thereof, with respect to any such compensation, payment, reimbursement or indemnity. "Trustee", "Company Agent", "Paying Agent", "Tender Agent" and "Registrar" for purposes of this Section shall include (i) officers, directors, employees or agents of any such party and (ii) any predecessor Trustee, Company Agent, Paying Agent, Tender Agent and Registrar but the gross negligence or bad faith of any Trustee, Company Agent, Paying Agent, Tender Agent or Registrar shall not affect the indemnification of any other Person. The obligations of the Company under this Section shall survive the termination of this Indenture.

      Section 7.3 Intervention in Litigation. In any judicial proceedings to which the Company is a party, the Trustee may intervene on behalf of Holders, and shall intervene if requested in writing by the Holders of at least twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding.

      Section 7.4 Resignation; Successor Trustees. The Trustee and any successor Trustee may resign only upon giving sixty (60) days prior written notice to the Company, each Credit Issuer, and each Holder of Bonds then Outstanding as shown on the Register. Such resignation shall take effect only upon the appointment of a successor Trustee by the Company with the written consent of each Credit Issuer, if any, and the acceptance of such appointment by the successor Trustee. If no successor is appointed within sixty (60) days after the notice of resignation, the resigning party may appoint a successor or petition any court of competent jurisdiction to appoint a successor. Upon appointment of a successor Trustee, the resigning Trustee shall assign all of its right, title and interest in this Indenture, including its right, title and interest in any Credit Facility then in effect and the Indenture, to the successor Trustee. The successor Trustee shall be a national banking association or a bank or trust company with trust powers organized under the laws of the United States of America or any state of the United States, or the District of Columbia, having a combined capital stock, surplus and undivided profits aggregating at least $50,000,000. Any successor Trustee shall accept in writing its duties and responsibilities hereunder and such writing shall be filed with the Company and each Credit Issuer, if any.

      Section 7.5 Removal of Trustee. The Trustee may be removed at any time (a) by an instrument or concurrent instruments in writing delivered to the Trustee, the Company and each Credit Issuer, and signed by the Holders of a majority in aggregate principal amount of Bonds then Outstanding, and (b) if no Event of Default has occurred and is continuing, by an instrument or concurrent instruments in writing delivered to the Trustee and each Credit Issuer and signed by the Company. Such removal shall take effect only upon the appointment of a successor Trustee by the Company with the written consent of each Credit Issuer and the acceptance of such appointment by the successor Trustee. Upon such removal, the Trustee shall assign to the successor Trustee all of its right, title and interest in this Indenture in the same manner as provided in
Section 7.4. If a Series of Bonds is rated by a Rating Agency, notice concerning any change in the Trustee shall be furnished to such Rating Agency.

      Section 7.6 Paying Agent. The Bank of New York, is hereby appointed by the Company as the initial Paying Agent with respect to the Series 1999 Bonds. The supplemental indenture authorizing the issuance of a Series of Additional Bonds shall designate the initial Paying Agent for such Series, subject to the conditions set forth in Section 7.8. The Company shall appoint any successor Paying Agent for a Series of Bonds, with the approval of the Remarketing Agent and the Applicable Credit Issuer, subject to the conditions set forth in Section
7.8. Each Paying Agent shall designate to the Company and the Trustee its principal office for all purposes hereof and signify its acceptance of the duties imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer and the Trustee under which such Paying Agent shall agree, particularly:

      (a) to hold all sums held by it for the payment of the principal of, premium, if any, or interest on a Series of Bonds in trust for the benefit of the Holders of such Series of Bonds until such sums shall be paid to such Holders of such Bonds or otherwise disposed of as herein provided;

      (b)  to perform its obligations under this Indenture; and

      (c) to keep such books and records relating to its duties as Paying Agent as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Company and the Trustee at all reasonable times.

The Company shall cooperate with the Trustee and each Paying Agent to cause the necessary arrangements to be made and to be thereafter continued whereby:

          (i) funds derived from the sources specified in this Indenture will be made available at the principal office of such Paying Agent for the timely payment of principal, premium, if any, and interest on the Series of Bonds for which such Paying Agent is serving hereunder; and

         (ii) each Paying Agent shall be furnished such records and other information, at such times, as shall be required to enable such Paying Agent to perform the duties and obligations imposed upon it hereunder.

      In carrying out its responsibilities hereunder each Paying Agent will act for the benefit of the Holders of the Series of Bonds for which such Paying Agent is serving hereunder. Notwithstanding anything to the contrary in this Indenture, no Paying Agent shall invest any moneys it receives from a draw on any Credit Facility.

      No purchase of Bonds by a Paying Agent shall constitute a redemption of Bonds or any extinguishment of the debt represented thereby or constitute a Paying Agent the owner of such Bonds for any purpose whatsoever.

      Section 7.7 Tender Agent. Wachovia Bank, N.A., is hereby appointed by the Company as the initial Tender Agent. The Company, with the approval of the Remarketing Agent and each Credit Issuer, shall appoint any succeeding Tender Agent for the Bonds, subject to the conditions set forth in Section 7.8. The Tender Agent shall designate to the Company and the Trustee its principal office for all purposes hereof and signify its acceptance of the duties imposed upon it hereunder by a written instrument of acceptance delivered to the Company and the Trustee under which the Tender Agent shall agree, particularly:

      (a) to hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Bonds in trust for the benefit of the Holders of the Bonds until such sums shall be paid to such Holders of the Bonds or otherwise disposed of as herein provided;

      (b)  to perform its obligations under this Indenture; and

      (c) to keep such books and records relating to its duties as Tender Agent as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Company and the Trustee at all reasonable times.

      The Company shall cooperate with the Trustee to cause the necessary arrangements to be made and to be thereafter continued whereby the Tender Agent shall be furnished such records and other information, at such times, as shall be required to enable the Tender Agent to perform the duties and obligations imposed upon it hereunder.

      No delivery of Bonds to the Tender Agent shall constitute a redemption of Bonds or any extinguishment of the debt represented thereby or constitute the Tender Agent the owner of such Bonds for any purpose whatsoever.

      Section 7.8 Qualifications of Paying Agents and Tender Agent; Resignation; Removal; Successors.

      (a) Each Paying Agent and the Tender Agent shall each be a bank or trust company with trust powers duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least $15,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. The principal office of each Paying Agent and the Tender Agent for all purposes hereof shall be the office of such Paying Agent or the Tender Agent, as the case may be, at which all deliveries to it hereunder shall be made and any and all notices and other communications in connection herewith shall be delivered. Each Paying Agent or the Tender Agent may at any time resign and be discharged of its duties and obligations created by this Indenture by giving at least sixty (60) days' notice to the Company and the Trustee. Each Paying Agent or the Tender Agent may be removed at any time by an instrument signed by the Company, filed with such Paying Agent or Tender Agent, as the case may be, and with the Trustee.

      (b) In the event of the resignation or removal of a Paying Agent or the Tender Agent, such Paying Agent or the Tender Agent, as the case may be, shall deliver any moneys and any Bonds and any related books and records held by it in such capacity to its successor or, if there be no successor, to the Trustee.

      (c) In the event that a Paying Agent or the Tender Agent shall resign or be removed, or be dissolved, or if the property or affairs of a Paying Agent or the Tender Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Company shall not have appointed a successor Paying Agent or Tender Agent, as the case may be, the Trustee shall ipso facto be deemed to be the Paying Agent (with respect to the applicable series of Bonds) or Tender Agent, as the case may be, for all purposes of this Indenture until the appointment by the Company of a successor Paying Agent or Tender Agent, as the case may be.

      Section 7.9 Instruments of Holders. Any instrument required by this Indenture to be executed by Holders may be in any number of writings of similar tenor and may be executed by Holders in person or by agent appointed in writing. Proof of the execution of any such instrument or of the writing appointing any such agent and of the ownership of Bonds given in any of the following forms shall be sufficient for any of the purposes of this Indenture:

      (a) A certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him/her the execution thereof; or

      (b) A certificate executed by any trust company or bank stating that at the date thereof the party named therein did exhibit to an officer of such trust company or bank, as the property of such party, the Bonds therein mentioned.

      The Trustee may rely on such an instrument of Holders unless and until the Trustee receives notice in the form specified in (a) or (b) above that the original such instrument is no longer reliable. In the event that the Trustee shall receive conflicting directions from two or more groups of Holders, each with combined holdings of not less than twenty-five percent (25%) of the principal amount of Outstanding Bonds, the directions given by the group of Holders which holds the largest percentage of Bonds shall be controlling and the Trustee shall follow such directions to the extent required herein.

      Section 7.10 Power to Appoint Co-Trustees. At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which the Company may at the time be doing business, the Company and the Trustee shall have power to appoint and, upon the request of the Trustee or of the Holders of a majority of the aggregate principal amount of the Bonds then Outstanding, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more persons approved by the Trustee and the Company either to act as co-trustee or co-trustees, jointly with the Trustee, or to act as separate trustee or separate co-trustees, and to vest in such person or persons, in such capacity, such rights, powers, duties, trusts or obligations as the Company and the Trustee may consider necessary or desirable, subject to the remaining provisions of this section.

      The Trustee and co-trustee, if any, may by written instrument between them designate and assign either the Trustee or the co-trustee or both of them to perform all or any part of the responsibilities and duties of the Trustee under this Indenture.

      If the Company  shall not have joined in such  appointment  within  thirty
(30) days after the receipt by it of a written request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee and the Company shall have the power to make such appointment.

      The Company shall execute, acknowledge and deliver all such instruments as may be required by any such co-trustee or separate trustee for more fully confirming such title, rights, powers, trusts, duties and obligations to such co-trustee or separate trustee.

      Every co-trustee or separate trustee appointed pursuant to this section, to the extent permitted by law or any applicable contract, shall be subject to the following terms, namely:

      (a) This Indenture shall become effective at the time the Bonds shall be authenticated and delivered, and thereupon such co-trustee or separate trustee shall have all rights, powers, trusts, duties and obligations by this Indenture conferred upon the Trustee in respect of the custody, control or management of moneys, papers, securities and other personal property.

      (b) All rights, powers, trusts, duties and obligations conferred or imposed upon the trustees shall be conferred or imposed upon and exercised or performed by the Trustee, or by the Trustee and such co-trustee or co-trustees, or separate trustee or separate trustees, as shall be provided in the instrument appointing such co-trustee or co-trustees or separate trustee or separate trustees, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such act or acts shall be performed by such co-trustee or co-trustees or separate trustee or separate trustees.

      (c) Any request in writing by the Trustee to any co-trustee or separate trustee to take or to refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-trustee or separate trustee.

      (d) Any co-trustee or separate trustee, to the extent permitted by law, may delegate to the Trustee the exercise of any right, power, trust, duty or obligation, discretionary or otherwise.

      (e) The Trustee at any time, by an instrument in writing, with the concurrence of the Company evidenced by a resolution, may accept the resignation of any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the request of the Trustee, the Company shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

      (f) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

      (g) Any moneys, paper, securities or other items of personal property received by any such co-trustee or separate trustee hereunder shall forthwith, so far as may be permitted by law, be turned over to the Trustee.

      Upon the acceptance in writing of such appointment by any such co-trustee or separate trustee, it or he shall be vested with such rights, powers, duties, trusts or obligations, as shall be specified in the instrument of appointment jointly with the Trustee (except insofar as applicable law makes it necessary for any such co-trustee or separate trustee to act alone) subject to all the terms of this Indenture. Every such acceptance shall be filed with the Trustee. If a Series of Bonds is rated by a Rating Agency, any co-trustee or separate trustee shall be a bank or trust company with trust powers.

      In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all rights, powers, trusts, duties and obligations of said co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Trustee unless and until a successor co-trustee or separate trustee shall be appointed in the same manner as provided for with respect to the appointment of a successor Trustee pursuant to Section 7.4 hereof.

      Section 7.11 Underwriters for Additional Bonds. The Company shall appoint an Underwriter for each Series of Additional Bonds, provided that such Underwriter shall be a financial institution or registered broker/dealer authorized by law to perform all the duties imposed upon it as Underwriter.

      Section 7.12 Remarketing Agent. The Company hereby appoints Wachovia Securities, Inc. as the initial Remarketing Agent. The Company, with the consent of each Credit Issuer, which consent shall not be unreasonably withheld, shall appoint any successor Remarketing Agent for the Bonds (except for assignees permitted under the following sentence), subject to the conditions set forth in
Section 7.13. To the extent permitted by any Remarketing Agreement then in effect, the Remarketing Agent may at any time transfer all of its duties and obligations as Remarketing Agent hereunder to an affiliate of such Remarketing Agent that satisfies the conditions set forth in Section 7.13 and, upon such transfer, such affiliate shall automatically become the Remarketing Agent hereunder without any further action.

      Any Remarketing Agent shall designate to the Company and the Trustee its principal office for purposes hereof, which shall be the office of such Remarketing Agent at which all notices and other communications in connection herewith may be delivered to it, and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Company, the Trustee and each Credit Issuer under which such Remarketing Agent shall agree particularly (i) to hold all Bonds delivered to it hereunder in trust for the benefit of the respective Holders of Bonds that delivered such Bonds until moneys representing the Purchase Price of such Bonds are delivered to or for the account of or to the order of such Holders of Bonds;
(ii) to hold all moneys delivered to it hereunder for the purchase of Bonds in trust for the benefit of the person or entity that has delivered such moneys until the Bonds purchased with such moneys are delivered to or for the account of such person or entity; and (iii) to keep books and records with respect to its activities hereunder available for inspection by the Company, the Trustee and each Credit Issuer at all reasonable times.

      Section 7.13 Qualifications of Remarketing Agent; Resignation; Removal. The Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture by giving at least thirty (30) days' notice to the Company, the Tender Agent, each Paying Agent, the Trustee and each Credit Issuer; provided, however, that if no successor Remarketing Agent has been appointed in accordance with Section 7.12 and this Section on or prior to the effective date of such resignation, the resigning Remarketing Agent shall give written notice to Holders on the effective date of such resignation that all optional tender notices under Sections 2.6(a) and (b) should be delivered to the Tender Agent and the Trustee until a successor Remarketing Agent has been appointed. The Remarketing Agent may be removed at any time, upon not less than thirty (30) days' notice by an instrument signed by the Company and filed with the Remarketing Agent, the Trustee, each Paying Agent, the Tender Agent and each Credit Issuer; provided that no such removal shall be effective until a successor Remarketing Agent has been appointed in accordance with Section 7.12 and this Section and such successor Remarketing Agent has accepted such appointment.

      Section 7.14 Several Capacities. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Credit Issuer with respect to one or more Series of Bonds, the Paying Agent with respect to one or more Series of Bonds, the Tender Agent, the Registrar, the Remarketing Agent and the Underwriter with respect to one or more Series of Bonds, and in any other combination of such capacities, to the extent permitted by law.

      Section 7.15 Trustee Not Responsible for Duties of Remarketing Agent, Tender Agent, Registrar and Paying Agents. Notwithstanding anything to the contrary in this Indenture, the Trustee shall not be liable or responsible for any of the duties or obligations of the Remarketing Agent, the Tender Agent, the Registrar or any Paying Agent under this Indenture (or be liable or responsible for the acts or omissions of any Paying Agent, the Tender Agent, the Registrar or the Remarketing Agent or any action taken by the Trustee or failure to act in reasonable reliance upon any action or failure to act by any Paying Agent, the Tender Agent, the Registrar or the Remarketing Agent) except for the duties imposed upon, or the acts and omissions of, the Trustee as the Tender Agent or any Paying Agent after receipt of the written notice provided for in Section 7.8(c) to the effect that a successor agent has not been appointed by the Company. The Trustee shall not be bound to ascertain or inquire as to the truth or accuracy of any information provided to it by any Paying Agent, the Tender Agent, the Registrar or the Remarketing Agent but may for any purpose conclusively rely upon any information given to the Trustee by any Paying Agent, the Tender Agent, the Registrar or the Remarketing Agent.

      Section 7.16 Cooperation of the Trustee, the Tender Agent, the Registrar and the Paying Agents. The Trustee, the Tender Agent, the Registrar and each Paying Agent shall cooperate in all respects and shall provide to the other in a timely fashion the information and knowledge each possesses so that the Trustee and each of such parties may faithfully exercise their respective obligations hereunder.


                           ARTICLE VIII

                AMENDMENTS, SUPPLEMENTAL INDENTURES

      Section 8.1 Supplemental Indentures. The Company and the Trustee, with the consent of each Credit Issuer, but without the consent of or notice to any Holders (except in the case of supplemental indentures described in (j) below, in which case prior notice shall be given to Holders by the Trustee), may enter into an indenture or indentures supplemental to this Indenture that do not materially adversely affect the interest of the Holders for one or more of the following purposes:

      (a) to grant to or confer upon the Trustee for the benefit of the Holders and the Credit Issuers, any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Holders or the Trustee;

      (b) to grant or pledge to the Trustee for the benefit of Holders and the Credit Issuers, any additional security other than that granted or pledged under this Indenture; provided that no additional security shall be granted or pledged to the Trustee for the benefit of a Credit Issuer unless such Credit Issuer agrees that the Trustee shall hold such security in trust for the equal or ratable benefit of such Credit Issuer, on the one hand, and the Holders, on the other hand;

      (c) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification thereof under the Trust Indenture Act of 1939 or any similar federal statute then in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States;

      (d) to appoint a successor Trustee, separate trustees or co-trustees in the manner provided in Article VII hereof;

      (e) to modify, amend or supplement this Indenture for the purpose of obtaining or retaining a rating on one or more Series of Bonds from a Rating Agency;

      (f) to modify, amend or supplement this Indenture to permit a transfer of Bonds from one Securities Depository to another or the discontinuance of the Book Entry System and issuance of replacement Bonds to the Beneficial Owners;

      (g) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interest of the Holders or the Credit Issuers;

      (h) to modify, amend or supplement this Indenture to permit any Paying Agent, the Tender Agent or the Registrar to assume any administrative duties of the Trustee hereunder (except any duties of the Trustee with respect to the acceptance, modification, reduction or release of or drawing on, any Credit Facility) or for the Trustee to assume any administrative duties of any Paying Agent or the Registrar hereunder;

      (i) to make any change to the administrative provisions hereof, to accommodate the provisions of an Alternate Credit Facility, bond insurance or a liquidity facility;

      (j) to provide for the issuance of a Series of Additional Bonds pursuant to Section 2.12(b) and for the inclusion of any additional security in connection therewith; and

      (k) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to increase or accommodate the increase of the Ceiling Rate applicable to a Series of Bonds pursuant to Section 2.3(a).

      When requested by the Company, and if all conditions precedent under this Indenture have been met, the Trustee shall join the Company in the execution of any such supplemental indenture unless it imposes additional obligations on the Trustee or adversely affects the Trustee's rights and immunities under this Indenture or otherwise. A copy of all such supplemental indentures shall be promptly furnished to each Credit Issuer and each Paying Agent, and the Tender Agent and the Registrar shall be promptly advised of any modifications of their rights, duties and obligations hereunder.

      The Trustee shall file copies of all such supplemental indentures with the Company and, if a Series of Bonds is rated by a Rating Agency, shall forward copies of all such supplemental indentures to such Rating Agency.

      Section 8.2 Amendments to Indenture; Consent of Holders and the Credit Issuers. Exclusive of supplemental indentures covered by Section 8.1 and subject to the terms and provisions contained in this Section, and not otherwise, the Holders of a majority in aggregate principal amount of the Bonds then Outstanding and affected by such indenture or indentures supplemental hereto, with the consent of each Credit Issuer, shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and direct the execution by the Trustee of such other indenture or indentures supplemental hereto as shall be consented to by the Company in its sole discretion for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing contained in this Section shall permit, or be construed as permitting, without the consent of the Holders of all Outstanding Bonds of a Series, (a) an extension of the maturity of the principal of, or the mandatory redemption date of, or interest on, any Bond of such Series, (b) a reduction in the principal amount of, or the premium or the rate of interest on, any Bond of such Series, or (c) a preference or priority of any Bond or Bonds over any other Bond or Bonds of such Series; provided further, however, that nothing contained in this Section shall permit, or be construed as permitting, without the consent of the Holders of all Outstanding Bonds, (y) a reduction in the aggregate principal amount of the Bonds required for any consent to any supplemental indenture, or
(z) a modification or change in the duties of the Trustee hereunder without the consent of the Trustee. The giving of notice to and consent of the Holders to any such proposed supplemental indenture shall be obtained pursuant to Section 8.4.

      If a Series of Bonds is rated by a Rating Agency, the Trustee shall furnish copies of all such supplemental indentures to such Rating Agency.

      Section 8.3 Amendments, Changes and Modifications to a Credit Facility. Except as otherwise provided in this Indenture, subsequent to the initial issuance of a Series of Bonds and prior to payment of the Bonds of such Series in full (or provision for the payment thereof having been made in accordance with the provisions of this Indenture), the Applicable Credit Facility may not be effectively amended, changed or modified without the prior written consent of the Trustee and the Applicable Paying Agent. The Trustee may, without the consent of the Holders of the Bonds of such Series, consent to any amendment of the Applicable Credit Facility that, in the Trustee's and the Applicable Paying Agent's judgment, does not prejudice in any material respect the interests of the Holders of Bonds of such Series, as may be required (a) to extend the term thereof; (b) to increase the amount available to be drawn thereunder in respect of the interest on the Bonds of such Series (or the portion of the Purchase Price of such Bonds corresponding to interest); (c) for purposes of curing any ambiguity, formal defect or omission; or (d) for obtaining or retaining a rating on such Series from a Rating Agency. Except for such amendments, and as otherwise provided herein, the Applicable Credit Facility may be amended only with the consent of the Company, the Trustee and the Holders of a majority in aggregate principal amount of the Outstanding Bonds of such Series, except that no such amendment may be made that would reduce the amounts required to be paid thereunder, change the time for payment of such amounts or accelerate the expiration date of such Credit Facility without the written consent of the Holders of all Outstanding Bonds of such Series. The foregoing shall not limit the Trustee's obligation to send notice to a Credit Issuer to reduce amounts available to be drawn under a currently effective Credit Facility under the circumstances set forth therein.

      The Trustee shall file copies of all such amendments, changes or modifications with the Rating Agency, if any, rating such Series of Bonds.

      Section 8.4 Notice to and Consent of Holders. If consent of the Holders is required under the terms of this Indenture for the amendment of this Indenture or the Credit Facility or for any other similar purpose, the Trustee shall cause notice of the proposed execution of the amendment or supplemental indenture to be given by first-class mail, postage prepaid, (a) in the case of an amendment to a Credit Facility in effect for a Series of Bonds, to the Holders of the Outstanding Bonds of such Series then shown on the Register, or (b) in any other case, to the Holders of all the Outstanding Bonds then shown on the Register. Such notice shall briefly set forth the nature of the proposed amendment, supplemental indenture or other action and shall state that copies of any such amendment, supplemental indenture or other document are on file at the principal office of the Trustee for inspection by Holders. If, within sixty (60) days or such longer period as shall be prescribed by the Trustee following the mailing of such notice, the Holders of a majority or all, as the case may be, of the principal amount of the Bonds Outstanding (or, in the case of an amendment to a Credit Facility in effect for a Series of Bonds, the principal amount of the Bonds Outstanding for such Series) by instruments filed with the Trustee shall have consented to the amendment, supplemental indenture or other proposed action, then the Trustee may execute such amendment, supplemental indenture or other document or take such proposed action and the consent of the Holders shall thereby be conclusively presumed.


                            ARTICLE IX

                           MISCELLANEOUS

      Section 9.1    [Reserved].

      Section 9.2 Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Holders and the Credit Issuers any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions herein being intended to be and being for the sole and exclusive benefit of the parties hereto, the Holders and the Credit Issuers as herein provided.

      Section 9.3 Severability. If any provision of this Indenture is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

      The invalidity of any one or more phrases, sentences, clauses or sections of this Indenture, shall not affect the remaining portions of this Indenture or any part thereof.

      Section 9.4 Notices. Except as otherwise provided herein, all notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) to the address or facsimile number set forth below and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth below. Where required herein, notice shall be given by telephone, and promptly confirmed in writing, and shall be deemed given when given by telephone to the telephone numbers set forth below. The Company, each Credit Issuer, the Trustee, the Tender Agent, the Remarketing Agent and each Paying Agent may, by written notice given hereunder, designate any different addresses, phone numbers and facsimile numbers to which subsequent notices, certificates, approvals, consents, requests or other communications shall be sent.

      To the Company:          Atlantic American Corporation
                            4370 Peachtree Road, N.E.
                           Atlanta, Georgia 30319-3000
                       Attention: Mr. Edward L. Rand, Jr.
                         Telephone: (404) 266-5500 (ext.
                                      5535)
                            Facsimile: (404) 266-5702

      To the Trustee:          The Bank of New York
                       100 Ashford Center North, Suite 520
                             Atlanta, Georgia 30338
                           Attention: Corporate Trust
                           Department
                            Telephone: (770) 698-5190
                            Facsimile: (770) 698-5195

      To the Series 1999       Wachovia Bank, N.A.
        Credit Issuer:         International Operations
                       Standby Letters of Credit, NC-30034
                                401 Linden Street
                       Winston-Salem, North Carolina 27101
                            Telephone: (800) 522-9487
                            Facsimile: (336) 735-0950

      With a copy to:          Wachovia Bank, N.A.
                               Mail Code GA-3940
                               191 Peachtree Street, N.E.
                               Atlanta, Georgia 30303-1757
                               Attention:  Mr. William J. Darby
                               Telephone:  (404) 332-1371
                               Facsimile:  (404) 332-5016

      To any other Credit Issuer:   As provided in the
                                    supplemental indenture authorizing
                                    such Series of Bonds

      To the Remarketing Agent:Wachovia Securities, Inc.
                              100 North Main Street
                              Winston-Salem, North Carolina 27101
                              Attention: Fixed Income Sales and
                                    Trading/
                                Money Market Desk
                                Telephone: (336) 732-4646
                                Facsimile: (336) 732-6744

      To the Series 1999 Paying Agent:    The Bank of New York
                               100 Ashford Center North, Suite 520
                               Atlanta, Georgia  30338
                               Attention:      Corporate      Trust
                               Department
                               Telephone:  (770) 698-5190
                               Facsimile:  (770) 698-5195


      To any other Paying Agent: As provided in the
                       supplemental indenture authorizing
                               such Series of Bonds

      To the Tender Agent:     Wachovia Bank, N.A.
                               100 North Main Street
                               Winston-Salem, North Carolina  27101
                               Attention: Fixed  Income  Sales  and
                               Trading/
                               Money Market Desk
                               Telephone: (336) 732-4646
                               Facsimile: (336) 732-6744

      To the Rating Agency (if a Series   Standard     &     Poor's
Ratings Services
      of Bonds is rated by S&P):    55 Water Street
                          New York, New York 10041-0003


      Section 9.5 Payments Due on Non-Business Days. In any case where the date of maturity of interest on or premium, if any, or principal of the Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of such interest, premium or principal need not be made on such date but shall be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and, in the case of such payment, no interest shall accrue for the period from and after such date.

      Section 9.6 Binding Effect. This instrument shall inure to the benefit of and shall be binding upon the Company and the Trustee and their respective successors and assigns, subject, however, to the limitations contained in this Indenture.

      Section 9.7 Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

      Section 9.8    Governing   Law.  This   Indenture   shall  be
governed by and interpreted in accordance with the laws of the State.

      Section 9.9 Notices to Rating Agency. If a Series of Bonds is rated by a Rating Agency, the Trustee shall provide written notice to such Rating Agency with respect to (i) the appointment of any successor Trustee, Remarketing Agent or Tender Agent, (ii) the appointment of any agent by the Trustee to perform any material duties of the Trustee under this Indenture, (iii) any material amendment or supplement to this Indenture, the Remarketing Agreement or the Tender Agent Agreement, (iv) the appointment of a successor Paying Agent for such Series, (v) the expiration, termination, extension (other than an automatic extension) or substitution of any Credit Facility in effect for such Series,
(vi) any Fixed Rate Conversion Date for such Series or any conversion of such Series to a Long-Term Rate, (vii) any Mandatory Purchase Date (except Conversion Dates) for such Series, (viii) any material amendment or supplement to the Credit Facility in effect for such Series or the Credit Agreement pursuant to which such Credit Facility was issued, (ix) acceleration of such Series, and (x) the payment in full of all of the Bonds of such Series (whether at stated maturity or upon redemption, acceleration or defeasance). Failure of the Trustee to provide any such notice shall not have any effect on the occurrence of such event.

      Section 9.10 Execution in Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


     [The remainder of this page is left blank intentionally]

      IN WITNESS WHEREOF, the Company has caused this Indenture to be executed in its name and on its behalf by its President and Chief Executive Officer and its seal affixed and attested by its Secretary and the Trustee has caused this Indenture to be executed, sealed and attested in its name by its duly authorized officers, all as of the day and year first above written.


                          ATLANTIC AMERICAN CORPORATION



(SEAL)                        By:
------------------------------------
                              Hilton H. Howell, Jr.
                                    President  and Chief  Executive
                                     Officer

ATTEST:


-------------------------
Janie L. Ryan
Secretary





                              THE BANK OF NEW YORK,
                              as Trustee


(SEAL)                        By:
------------------------------------
                                 Janet F. Holton
                                Authorized Agent

ATTEST:


-------------------------
Name:____________________
__________ Secretary

A-10
C-585247v05!.15121.00011
                            EXHIBIT "A"


--------------------------------------------------------------------
Unless   this   certificate   is   presented   by   an   authorized
representative  of  The  Depository  Trust  Company,   a  New  York
corporation  ("DTC"),  to issuer or its agent for  registration  of transfer,  exchange,  or  payment  and any  certificate  issued  is registered  in the name of Cede & Co. or in such  other  name as is requested by an authorized  representative  of DTC (and any payment is made to Cede & Co. or to such other  entity as is  requested  by an authorized  representative  of DTC),  ANY TRANSFER,  PLEDGE,  OR
OTHER USE  HEREOF  FOR VALUE OR  OTHERWISE  BY OR TO ANY  PERSON IS
WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------

                   Atlantic American Corporation

                Taxable Variable Rate Demand Bonds

                            Series 1999

                             No. R-__

  Interest Rate     Maturity Date      Issue Date         CUSIP

 As Stated Below     June 1, 2009    June __, 1999


REGISTERED OWNER:    CEDE & CO.

PRINCIPAL AMOUNT:    Twenty-Five Million Dollars ($25,000,000)

      FOR VALUE RECEIVED, Atlantic American Corporation, a corporation duly organized and existing under the laws of the State of Georgia (the "Company"), hereby promises to pay to the Holder specified above, or registered assigns, upon surrender hereof, at the principal office of the Paying Agent named below, on the Maturity Date specified above, unless redeemed prior thereto, the Principal Amount specified above, together with interest thereon at the rates determined as set forth herein from the Issue Date specified above, but only from the sources and in the manner hereinafter provided on the first day of each month during any Weekly Rate Period or Monthly Rate Period, on the first
Business Day immediately following the last day of each Flexible Term Rate Period (but only as to Bonds for which such Flexible Term Rate Period is applicable) or on each June 1 and December 1 during any Medium-Term Rate Period or Fixed Rate Period (an "Interest Payment Date") until the principal hereof is paid or duly provided for upon redemption or maturity. Payment of the principal and redemption premium, if any, and interest on this Bond shall be made in lawful money of the United States of America which on the respective dates of payment thereof shall be legal tender for the payment of public and private debts. Unless other arrangements are made pursuant to the Indenture (hereinafter defined), interest is payable by check or draft drawn upon The Bank of New York, as Paying Agent (the "Paying Agent"), mailed on the Interest Payment Date (or, if such day is not a Business Day, the next succeeding Business Day) to the Holder hereof at the close of business on the Record Date immediately preceding each Interest Payment Date at the address of such Holder as it appears on the Register. Interest on this Bond shall be computed on the basis of a 360-day year for the actual days elapsed during any Short-Term Rate Period (calculated by multiplying the principal amount of Bonds by the interest rate, dividing that sum by 360, and multiplying that amount by the actual days elapsed) and a 360-day year consisting of twelve months of thirty days each during any Long-Term Rate Period. In any case where the date of maturity of interest on or premium, if any, or principal of this Bond or the date fixed for redemption of this Bond shall not be a Business Day, then payment of such interest, premium or principal need not be made on such date but shall be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and, in the case of such payment, no interest shall accrue for the period from and after such date.

      This Bond is one of the Bonds of a duly authorized issue of Taxable Variable Rate Demand Bonds of the Company in the aggregate principal amount of $25,000,000 known as Atlantic American Corporation Taxable Variable Rate Demand Bonds, Series 1999 (herein called the "Bonds"), dated as of the Issue Date referenced above. All of the Bonds are issued under and pursuant to an Indenture of Trust (as amended or supplemented from time to time, the "Indenture"), dated as of June 1, 1999, by and between the Company and The Bank of New York, as Trustee (the "Trustee"). Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds, the collection and disposition of revenues, a description of the funds charged with and pledged to the payment of the principal of and redemption premium, if any, and interest on the Bonds, the nature and extent of the security for the Bonds, the terms and conditions under which the Bonds are or may be issued, the rights, duties and obligations of the Company and of the Trustee and the rights of the Holders of the Bonds, and, by the acceptance of this Bond, the Holder hereof assents to all of the provisions of the Indenture. Capitalized terms used herein and not defined shall have the meaning ascribed to them in the Indenture.

      The Bonds are secured by an irrevocable, direct-pay letter of credit (the "Original Credit Facility") from Wachovia Bank, N.A. (the "Credit Issuer"), in the amount of the aggregate principal amount of the Bonds outstanding from time to time, plus 52 days interest computed at an assumed interest rate of 12% per annum, which Original Credit Facility will expire on July 5, 2000, unless extended or earlier terminated in accordance with its terms. Under certain circumstances described in the Indenture, the Company may obtain an Alternate Credit Facility in substitution for the Original Credit Facility.

      The Bonds are issuable as fully registered Bonds in the principal amount of $100,000 and integral multiples thereof (during any Short-Term Rate Period or Medium-Term Rate Period, an "Authorized Denomination"). This Bond, upon surrender hereof at the principal office of the Registrar with a written instrument of transfer satisfactory to the Registrar executed by the Holder hereof or his/her attorney duly authorized in writing, may, at the option of the Holder hereof, be exchanged for an equal aggregate principal amount of Bonds of the same aggregate principal amount and tenor as the Bonds being exchanged and of any Authorized Denomination. This Bond may be registered as transferred as provided in the Indenture, subject to certain limitations therein contained, only upon the Register, and only upon surrender of this Bond for registration of transfer to the Registrar accompanied by a written instrument of transfer (in substantially the form of the assignment attached hereto) duly executed by the Holder hereof or his/her duly authorized attorney. Thereupon, one or more new Bonds of any Authorized Denomination and in the same aggregate principal amount and tenor as the Bond surrendered (or for which registration of transfer has been effected) will be issued to the designated transferee or transferees.

      1.   Interest Rates on Bonds.

      (a) Initial Rate -- General. This Bond shall bear interest as provided in the Indenture from the Issue Date to the date of payment in full hereof. Interest accrued on this Bond shall be paid on each Interest Payment Date (or, if such day is not a Business Day, the next succeeding Business Day) commencing on July 1, 1999. The interest rate on this Bond will be determined as provided in the Indenture; provided, that no Rate shall exceed the lesser of (i) the Ceiling Rate and (ii) the maximum rate permitted by applicable law. The Bonds shall bear interest at the Weekly Rate from the Issue Date until the date, if any, on which the Interest Rate Determination Method is changed as described in the Indenture. The Weekly Rate for the initial Interest Period shall be determined by the Underwriter on the Issue Date.

      (b) Determination of Rate. After the determination of the Weekly Rate for the initial Interest Period, the applicable Rate shall be determined by the Remarketing Agent at the time and in the manner specified in the Indenture; provided, that if for any reason such Rate is not established by the Remarketing Agent, no Remarketing Agent shall be serving as such under the Indenture or the rate so established is held to be invalid or unenforceable, then the applicable Rate shall be determined as provided in the Indenture. The determination of any Rate in accordance with the terms of the Indenture shall be conclusive and binding.

      2. Tender of Bonds for Purchase.

      (a) Optional Tender. Except as set forth in the Indenture, during any Weekly Rate Period or Monthly Rate Period, the Holders of the Bonds shall have the right to tender any such Bond (or portion thereof in an Authorized Denomination, provided that any Bond or portion thereof remaining is also in an Authorized Denomination) for purchase on any Optional Tender Date, but only upon:

           (1) delivery to the Remarketing Agent at its principal office, not later than 4:00 p.m., Local Time, on the seventh (7th) day (or on the immediately preceding Business Day if such seventh (7th) day is not a Business Day) next preceding such Optional Tender Date, of an irrevocable written, telephonic (followed, if requested by the Remarketing Agent, by written or facsimile confirmation delivered to the Remarketing Agent no later than the close of business on the next succeeding Business Day), facsimile or telegraphic notice (with a written or facsimile copy to the Tender Agent) stating (i) that such Holder will tender for purchase all or any portion of his/her Bonds in an Authorized Denomination and the amount of Bonds to be tendered, and (ii) the Optional Tender Date on which such Bonds will be tendered; and

           (2) delivery of such Bond (with an appropriate instrument of transfer duly executed in blank) to the Tender Agent at its principal office at or prior to 10:00 a.m., Local Time, on such Optional Tender Date; provided, however, that no Bond (or portion thereof) shall be purchased unless such Bond as delivered to the Tender Agent shall conform in all respects to the description thereof in the aforesaid notice.

      Any election of a Holder to tender a Bond for purchase on an Optional Tender Date in accordance with the Indenture shall be irrevocable and shall be binding on the Holder making such election and on any transferee of such Holder.

      (b) Certain Required Tenders for Purchase. All Bonds are subject to mandatory tender for purchase as provided in the Indenture on any Mandatory Purchase Date (i.e., certain Conversion Dates, any Credit Modification Date and certain dates designated by the Credit Issuer or the Company) at the Purchase Price thereof.

      (c) Bonds Deemed Tendered. If (1) with respect to a Mandatory Purchase Date, a Holder fails to deliver such Bond to the Tender Agent on or before the Mandatory Purchase Date, or (2) with respect to an Optional Tender Date, a Holder gives notice pursuant to Section 2.6(a) of the Indenture to the Remarketing Agent and thereafter fails to deliver such Bonds (or portion thereof), to the Tender Agent, as required, then such Bond (or portion thereof), that is not delivered to the Tender Agent shall be deemed to have been properly tendered (such Bond being hereinafter referred to as an "Untendered Bond") and, to the extent that there shall be on deposit with the Paying Agent on the date purchase thereof is required as provided in the Indenture, an amount sufficient to pay the Purchase Price thereof, such Untendered Bond shall cease to constitute or represent a right to payment of principal or interest thereon and shall constitute and represent only the right to the payment of the Purchase Price payable on such date.

      (d) Purchase Notice. If the Bonds are held in a Book Entry System, a purchase notice pursuant to 2(a)(1) above may be delivered by a Beneficial Owner. Such purchase notice must be delivered as set forth in 2(a)(1) above and must state that such Beneficial Owner will cause its beneficial interest (or portion thereof in an Authorized Denomination) to be tendered, the amount of such interest to be tendered, the Optional Tender Date on which such interest will be tendered and the identity of the Participant through which the Beneficial Owner maintains its interest. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Bonds being tendered transferred to the Tender Agent at or prior to 10:00 a.m., on the Optional Tender Date, but need not otherwise comply with 2(a)(2) above.

      3. Conversion of the Interest Rate Determination Method for the Bonds. The Indenture provides that the Company may change the Interest Rate Determination Method for the Bonds, subject to the terms and conditions set forth therein.

      4. Issuance of Alternate Credit Facility. The Indenture provides that the Company may arrange for the issuance of an Alternate Credit Facility with respect to the Bonds, subject to the terms and conditions set forth therein.

      5.   Optional Redemption.

      (a) During a Short-Term Rate Period. During any Weekly Rate Period, the Bonds are subject to redemption, at the direction of the Company, in whole on any Business Day or in part on any Interest Payment Date at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date. During any Monthly Rate Period the Bonds are subject to redemption, at the direction of the Company, in whole, on the first Business Day of any calendar month or in part on any Interest Payment Date at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date. During any Flexible Term Rate Period, each of the Bonds is subject to redemption, at the direction of the Company, in whole or in part on any Interest Payment Date applicable to such Bond to be redeemed, at a redemption price equal to the principal amount of such Bond to be redeemed plus accrued interest thereon to the redemption date.

      (b) During a Long-Term Rate Period. During any Long-Term Rate Period, the Bonds are subject to redemption, at the direction of the Company, in whole or in part, on any Interest Payment Date occurring on or after the First Day of Redemption Period as described below, at a redemption price equal to the principal amount thereof, plus a redemption premium (expressed as a percentage of principal amount) plus accrued interest thereon to the redemption date as follows, provided, however, if a Credit Facility is then in effect with respect to the Bonds, such redemption premium shall be paid only from Eligible Funds described in clause (i) of the definition of Eligible Funds on deposit in the Bond Fund, unless such Credit Facility provides for payment of such premium:






         [Remainder of this page left blank intentionally]

Length of Long-Term
 Rate Period From
  Conversion Date
       Until         First Day of        Redemption Premium as a
End of Rate Period    Redemption     Percentage of Principal Amount
  (Expressed in         Period                  of Bonds
      Years)


More than 7 5th 2% declining by 1% every year Anniversary of after the 5th Anniversary of the Conversion Date Conversion Date until reaching
                             0%, and thereafter 0%.

More than 5 but     4th             1% declining by 1% to 0% the
not more than 7     Anniversary of  first year after the 4th
                    Conversion Date  Anniversary  of the  Conversion  Date,  and
                            thereafter 0%.

5 or less           Bonds not       N/A
                    redeemable
                    pursuant to
                    this paragraph.

      The above premiums may be changed upon the conversion to a Long-Term Rate in accordance with the provisions of Section 2.3(f) and (g) of the Indenture.

      6. Notice of Redemption. Notice of redemption shall be mailed by the Trustee by first-class mail, postage prepaid, at least thirty (30) days before the redemption date to each Holder of the Bonds to be redeemed in whole or in part at his/her last address appearing on the Register, but no defect in or failure to give such notice of redemption shall affect the validity of the redemption. A notice of optional redemption may state that redemption of the Bonds is conditioned upon the deposit with the Trustee of sufficient Eligible Funds on or prior to the date selected for redemption to reimburse the Credit Issuer for the drawing under the Credit Facility to redeem the Bonds or to retire the Bonds to be redeemed if the Credit Issuer fails to honor such drawing, and that if sufficient Eligible Funds are not so available on the date selected for redemption, such call for redemption shall be revoked. All Bonds so called for redemption will cease to bear interest on the date fixed for redemption, provided funds for their redemption have been duly deposited with the Trustee pursuant to the Indenture and, thereafter, the Holders of such Bonds called for redemption shall have no rights in respect thereof except to receive payment of the redemption price from the Trustee and a new Bond for any portion not redeemed.

      7.   Miscellaneous.

      Under certain circumstances as described in the Indenture, the principal of all the Bonds may be declared due and payable in the manner and with the effect provided in the Indenture.

      Modifications or alterations to the Indenture or the Credit Facility may be made only to the extent and in the circumstances permitted by the Indenture.

      The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to a default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain limited circumstances described in the Indenture; provided, however, that nothing contained in the Indenture shall affect or impair any right of the Holder hereof to enforce (i) the payment of the principal of and premium, if any, and interest on this Bond at and after the maturity hereof, or (ii) the obligation of the Company to pay the principal of and premium, if any, and interest on this Bond to the Holder hereof at the time, place, from the source and in the manner as provided in the Indenture.

      It is hereby certified that all acts, conditions and things required to happen, exist and be performed under the Indenture precedent to and in the issuance of this Bond have happened, exist and have been performed as so required and that the issuance, authentication and delivery of this Bond have been duly authorized by the Company.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signers, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.









                 [Signatures appear on next page.]

      IN WITNESS WHEREOF, Atlantic American Corporation has caused this Bond to be executed in its name and on its behalf by the manual or facsimile signature of its President and Chief Executive Officer and its seal to be impressed or imprinted hereon and attested by manual or facsimile signature of the Secretary of the Company, all as of the Issue Date referenced above.


                          ATLANTIC AMERICAN CORPORATION



(SEAL)                        By:
----------------------------------
                              Hilton H. Howell, Jr.
                                      President      and      Chief
Executive Officer

ATTEST:

By:   ________________________
      Janie L. Ryan
      Secretary

                   CERTIFICATE OF AUTHENTICATION

      This Bond is one of the Series 1999 Bonds issued under the provisions of the within-mentioned Indenture.


                              THE BANK OF NEW YORK


                              By:
                                 ------------------------------------
                                Authorized Agent


Dated:  ______________________

                            ASSIGNMENT


      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ______________________________________ (Please print or typewrite the Name and Address, including the Zip Code of the Transferee, and the federal taxpayer identification or social security number) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________ attorney to transfer the within Bond on the books kept for registration and transfer thereof, with full power of substitution in the premises.

Dated:  _____________________
-----------------------------------------


NOTICE: The signature on this Assignment must correspond with the name as it appears upon the face of the within-mentioned Bond in every particular, without alteration or enlargement or any change whatever.


Signature Guaranteed


By:   ______________________________

NOTICE: Signature(s) must be guaranteed by a member firm of the STAMP, SEMP or MSP signature guaranty medallion program.

                            EXHIBIT "B"

                         CONVERSION NOTICE

[Name and Address of Holder]

      This Conversion Notice is delivered pursuant to that certain Indenture of Trust dated as of June 1, 1999, between The Bank of New York, as trustee (the "Trustee"), and Atlantic American Corporation (the "Company"), relating to the Company's $_____________ principal amount Taxable Variable Rate Demand Bonds, Series _____ (the "Bonds"). You are hereby notified that:

      1. The Company has elected to change the Interest Rate Determination Method pertaining to the Bonds to a new Interest Rate Determination Method (or the interest rate applicable during a Medium-Term Rate Period to a new interest rate during a new Medium-Term Rate Period).

      2. The Conversion Date shall be _______________.

      3. As a result of a conversion, a Mandatory Purchase Date, as defined in the Indenture, shall occur and the Bonds shall be subject to mandatory tender for purchase at the Purchase Price thereof, as defined in the Indenture.

      4. If certain conditions set forth in the Indenture are not satisfied or if the conversion is revoked, the Interest Rate Determination Method shall not be changed, and all Bonds shall be deemed to have been tendered for purchase on the Mandatory Purchase Date.

      5. All Bonds should be presented to the Tender Agent at Wachovia Bank, N.A., Attention: Fixed Income Sales and Trading/Money Market Desk, 100 North Main Street, Winston-Salem, North Carolina 27101.

      6. Holders have no right to retain Bonds subject to mandatory tender. The Bonds will be remarketed by Wachovia Securities, Inc. as Remarketing Agent. Holders interested in repurchasing Bonds on the Conversion Date may contact the Remarketing Agent at (336) 732-4646.

      7. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Indenture.

                                Very truly yours,


                               ------------------------------------------
                               [Trustee]

                            EXHIBIT "C"

                NOTICE OF CREDIT MODIFICATION DATE


[Name and Address of Holder]

      This Notice of Credit Modification Date is delivered pursuant to that certain Indenture of Trust dated as of June 1, 1999, between The Bank of New York, as trustee (the "Trustee"), and Atlantic American Corporation (the "Company"), relating to the Company's $___________ principal amount Taxable Variable Rate Demand Bonds, Series _____ (the "Bonds"). You are hereby notified that:

      1. The undersigned Trustee is Trustee under the Indenture.

      2. A Credit Modification Date, as defined in the Indenture, shall occur on __________ __, ____. Bonds shall be subject to mandatory tender for purchase at the Purchase Price thereof, as defined in the Indenture.

      3. The rating, if any, assigned to the Bonds could be lowered or eliminated following the Credit Modification Date.

      4. All Bonds should be presented to the Tender Agent at Wachovia Bank, N.A., Attention: Fixed Income Sales and Trading/Money Market Desk, 100 North Main Street, Winston-Salem, North Carolina 27101.

      5. Holders have no right to retain Bonds subject to mandatory tender. The Bonds will be remarketed by Wachovia Securities, Inc. as Remarketing Agent. Holders interested in repurchasing Bonds on the Credit Modification Date may contact the Remarketing Agent at (336) 732-4646.

      6. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Indenture.


                                Very truly yours,



                               ------------------------------------------
                               [Trustee]

                            EXHIBIT "D"

                 NOTICE OF MANDATORY PURCHASE DATE


[Name and Address of Holder]

      This Notice of Mandatory Purchase Date is delivered pursuant to that certain Indenture of Trust dated as of June 1, 1999, between The Bank of New York, as trustee (the "Trustee"), and Atlantic American Corporation (the "Company"), relating to the Company's $_____________ principal amount Taxable Variable Rate Demand Bonds Series _____ (the "Bonds"). You are hereby notified that:

      1. The undersigned Trustee is Trustee under the Indenture.

      2. [The Company, with the consent of the Remarketing Agent and the Credit Issuer, if any, has designated ______________ as a Mandatory Purchase Date.] [The Applicable Credit Issuer has notified the Trustee that an event of default under the Credit Agreement pursuant to which such Credit Issuer issued its Applicable Credit Facility has occurred and is continuing and has requested that the Bonds be required to be tendered for purchase. Under the terms of the Indenture, _____________ has been designated as a Mandatory Purchase Date.] The Bonds are subject to mandatory tender for purchase at the Purchase Price thereof, as defined in the Indenture, on such date.

      3. All Bonds should be presented to the Tender Agent at Wachovia Bank, N.A., Attention: Fixed Income Sales and Trading/Money Market Desk, 100 North Main Street, Winston-Salem, North Carolina 27101.

      4. Holders have no rights to retain Bonds subject to mandatory tender. [The Bonds will be remarketed by Wachovia Securities, Inc. as Remarketing Agent. Holders interested in repurchasing Bonds on the Mandatory Purchase Date may contact the Remarketing Agent at (336) 732-4646.]

      5. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Indenture.


                                Very truly yours,



------------------------------------------
                               [Trustee]

                            EXHIBIT "E"

                NOTICE OF ALTERNATE CREDIT FACILITY


[Name and Address of Holder]

      This Notice of Alternate Credit Facility is being sent to you as a Holder of Atlantic American Corporation Taxable Variable Rate Demand Bonds, Series _____ (the "Bonds"), issued pursuant to that certain Indenture of Trust dated as of June 1, 1999, between The Bank of New York, as trustee (the "Trustee"), and Atlantic American Corporation (the "Company"). You are hereby notified that:

      1. The undersigned is the Trustee under the Indenture.

      2. The Company has delivered notice pursuant to the Indenture that on ___________ (the "Alternate Credit Facility Effective Date"), the Company, with the consent of the Remarketing Agent, intends to deliver to the Trustee an Alternate Credit Facility with respect to the Bonds issued by
------------------------.

      3. Under the terms of the Indenture, the Bonds are NOT subject to mandatory tender for purchase on the proposed Alternate Credit Facility
Effective Date[, but Holders have the right to tender Bonds for purchase on ____[describe optional tender date(s) for applicable Rate Period]___________ in accordance with the Indenture].

      4. In the event that certain conditions set forth in the Indenture are not satisfied, the Trustee shall not accept the Alternate Credit Facility.

      5. [The anticipated rating(s) from _______________ will be ______ upon issuance of the Alternate Credit Facility.] or [The Bonds will not be rated.]

      6. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Indenture.


                                Very truly yours,


                                   ---------------------------------
                                        (TRUSTEE)